Exhibit 10.3

CONFORMED COPY

Dated 9 May 2007

SHIRE PLC and BNY CORPORATE TRUSTEE SERVICES LIMITED TRUST DEED constituting U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014

Linklaters

Ref: CJXW/AKG

Linklaters LLP

This Trust Deed is made on 9 May 2007 between:

(1)	SHIRE PLC (the “Issuer”) and

(2)	BNY CORPORATE TRUSTEE SERVICES LIMITED (the “Trustee”, which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

Background:

(A)
The Issuer, incorporated in England and Wales under the Companies Act 1985 with registered number 5492592, has authorised the issue of U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 to be constituted by this Trust Deed.

(B)	The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

This Deed witnesses and it is declared as follows:

1	Interpretation

1.1	Definitions:

Capitalised terms defined in the Conditions but not herein shall when used herein have the meaning given to them in the Conditions. In addition, the following expressions have the following meanings:

“Agents” means the Principal Paying and Conversion Agent and any other Paying and Conversion Agents that may be appointed from time to time or any of them

“Authorised Signatory” means any of the following officers of the Issuer: a Director, the Company Secretary, the Group Financial Controller, the Global Head of Tax and Treasury, the Group Treasurer or the VP Group Reporting (or any of their respective successors)

“Bondholder” means the holder of a Bond

“Bonds” means the bearer bonds substantially in the form set out in Schedule 1 comprising the U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014, in each case having attached thereto Coupons, constituted by this Trust Deed and for the time being outstanding or, as the context may require, a specific number of them and includes any replacement Bonds issued pursuant to the Conditions and (except for the purposes of Clause 2.1) includes the Temporary Global Bond and the Global Bond

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme

“Conditions” means the terms and conditions set out in Schedule 1 as from time to time modified in accordance with this Trust Deed and, with respect to any Bonds represented by the Global Bond, as modified by the provisions of the Global Bond. Any reference to a particularly numbered Condition shall be construed accordingly

“Coupons” means the bearer coupons relating to the Bonds or, as the context may require, a specific number of them and includes any replacement Coupons issued pursuant to the Conditions

“Euroclear” means Euroclear Bank S.A./N.V.

“Event of Default” means an event described in Condition 9 which, if so required by that Condition, has been certified in writing by the Trustee to be, in its opinion, materially prejudicial to the interests of the Bondholders

“Extraordinary Resolution” has the meaning set out in Schedule 3

“Global Bond” means the permanent global bond which will represent the Bonds or some of them, after exchange of the Temporary Global Bond, or a portion of it, substantially in the form set out in Part 2 of Schedule 2

“Joint Lead Managers” means the joint lead managers named as such in the Subscription Agreement

“Managers” means the managers referred to as such in the Subscription Agreement

“outstanding” means, in relation to the Bonds, all the Bonds issued except (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which Conversion Rights have been exercised, and all the obligations of the Issuer duly performed in relation thereto, (c) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Bonds to the date for such redemption and any interest payable under the Conditions after such date) have been duly paid to the Trustee or to the Principal Paying and Conversion Agent as provided in Clause 2 and remain available for payment against presentation and surrender of Bonds and/or Coupons, as the case may be, (d) those which have become void, (e) those which have been purchased and cancelled as provided in the Conditions, (f) those mutilated or defaced Bonds which have been surrendered in exchange for replacement Bonds, (g) (for the purpose only of determining how many Bonds are outstanding and without prejudice to their status for any other purpose) those Bonds alleged to have been lost, stolen or destroyed and in respect of which replacement Bonds have been issued and (h) the Temporary Global Bond to the extent that it shall have been exchanged for the Global Bond pursuant to its provisions and the Global Bond to the extent that it shall have been exchanged for definitive Bonds pursuant to its provisions; provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Bondholders, (2) the determination of how many Bonds are outstanding for the purposes of Conditions 9, 13 and 14 and Schedule 3 and (3) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders, those Bonds which are beneficially held by or on behalf of the Issuer or any of its Subsidiaries and not cancelled shall (unless no longer so held) be deemed not to remain outstanding

“Potential Event of Default” means an event or circumstance which could with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 9 become an Event of Default

“Principal Paying and Conversion Agent” means the bank named as such in the Conditions or any Successor Principal Paying and Conversion Agent

“specified office” means, in relation to an Agent, the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to Bondholders pursuant to Clause 9.11

“Subscription Agreement” means the agreement dated 2 May 2007 between the Issuer and the Managers relating to the issue and subscription of the Bonds

“Successor” means, in relation to the Agents, such other or further person as may from time to time be appointed (in accordance with the provisions of the Agency Agreement) by the Issuer as an Agent and notice of whose appointment is given to the Bondholders pursuant to Clause 8.11

“Temporary Global Bond” means the temporary global bond which will represent the Bonds on issue substantially in the form set out in Part 1 of Schedule 2

“this Trust Deed” means this Trust Deed (as from time to time altered in accordance with this Trust Deed) and any other document executed in accordance with this Trust Deed (as from time to time so altered) and expressed to be supplemental to this Trust Deed

“trust corporation” means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable foreign legislation relating to trustees.

1.2	Construction of Certain References: References to:

1.2.1	costs, charges, remuneration or expenses include amounts in respect of any value added, turnover or similar tax charged in respect thereof

1.2.2	“pounds sterling” and “£” are to the lawful currency for the time being of the United Kingdom

1.2.3	“dollars” and “U.S. $” are to the lawful currency for the time being of the United States of America

1.2.4
an action, remedy or method of judicial proceedings for the enforcement of creditors’ rights includes references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto and

1.2.5
any issue or offer to Shareholders “as a class” or “by way of rights” shall be taken to be references to an issue or offer to the majority of such holders other than holders to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer.

1.3
Illegality etc.: If at any time any provision of this Trust Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Trust Deed nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

1.4	Headings: Headings shall be ignored in construing this Trust Deed.

1.5	Schedules: The Schedules are part of this Trust Deed and have effect accordingly.

1.6
Contracts (Rights of Third Parties) Act 1999: A person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed save where expressly otherwise provided in this Trust Deed.

1.7
Modification etc. of Statutes: References to a statutory provision include that provision as from time to time modified or re-enacted whether before or after the date of this Trust Deed. In particular, references to the Companies Act 1985 and/or the Companies Act 1989 shall include the relevant provisions of such Acts as re-enacted by the Companies Act 2006.

2	Amount of the Bonds and Covenant to Pay

2.1	Amount of the Bonds: The aggregate principal amount of the Bonds is limited to U.S.$1,100,000,000.

2.2
Covenant to pay: The Issuer will, on any date when any Bonds become due to be redeemed  in accordance with this Trust Deed or the Conditions, unconditionally pay to or to the order of the Trustee in London in U.S.$, or if so elected by the Issuer pursuant to Condition 6(e) or Condition

6(i)(iv), as the case may be, pounds sterling in same day funds the amount becoming due on that date together with any other amounts payable in accordance with the Conditions, and will (subject to the Conditions) until such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest on the principal amount of the Bonds outstanding, all in accordance with and subject to the provisions of the Conditions and otherwise comply with the provisions of the Conditions (including as to exercise of Conversion Rights), provided that (1) in any case where the Issuer has exercised the Share Settlement Option pursuant to Condition 6(i) the Issuer’s obligations in respect of the covenant to pay shall fall under Clause 2.3 and not this Clause 2.2 and (2) subject to the provisions of Clause 2.5, payment of any sum due in respect of the Bonds made to the Principal Paying and Conversion Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Bondholders or Couponholders under the Conditions and (3) a payment made after the due date or pursuant to Condition 9 will be deemed to have been made when the full amount due has been received by the Principal Paying and Conversion Agent or the Trustee and notice to that effect has been given to the Bondholders (if required under Clause 8.7), except to the extent that there is failure in its subsequent payment to the relevant Bondholders or Couponholders under the Conditions. The Trustee will hold the benefit of this covenant on trust for the Bondholders and Couponholders.

2.3
Covenant to issue and/or deliver Redemption Settlement Shares: The Issuer covenants with the Trustee that it will on any date when delivery of Redemption Settlement Shares is required in accordance with this Trust Deed or the Conditions unconditionally:

2.3.1	deliver such Redemption Settlement Shares to or to the order of the Trustee; and

2.3.2	make payment of any Cash Settlement Amount and any accrued and unpaid interest to or to the order of the Trustee,

and shall (subject to the Conditions) until such delivery and payment (both before and after judgment) unconditionally pay or procure to be paid to or to the order of the Trustee interest on the aggregate principal amount of the Bonds outstanding as set out in the Conditions provided that:

2.3.3
every delivery of Redemption Settlement Shares in respect of Bonds to or to the order of the relevant Bondholders as provided in the Paying Conversion and Agency Agreement shall, to such extent, satisfy the obligation in Clause 2.3.1;

2.3.4
every payment of the relevant Cash Settlement Amount or interest in respect of the Bonds or any of them made to the Principal Paying and Conversion Agent in the manner provided in the Paying and Conversion Agency Agreement shall satisfy, to the extent of such payment, the obligation in Clause 2.3.2 except to the extent that there is default in the subsequent payment thereof to the Bondholders in accordance with the Conditions;

2.3.5
if any delivery of Redemption Settlement Shares or payment of any Cash Settlement Amount is not made to either the relevant Bondholders or the Trustee by the date required, delivery and payment shall be deemed not to have been made until all Redemption Settlement Shares have been delivered and relevant Cash Settlement Amounts have been paid to the relevant Bondholders or to the Trustee, as the case may be; and

2.3.6
in any case where delivery of Redemption Settlement Shares or any payment of the relevant Cash Settlement Amount upon redemption or payment of the whole or any part of the principal amount due in respect of any Bond is improperly withheld or refused upon due presentation (if so provided for in the Conditions) of the Bonds, interest shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the day after the Bondholders have duly received the relevant Redemption Settlement Shares and/or the relevant Cash Settlement Amount, as the case may be, or have been or are deemed to have been notified of receipt by the Trustee or the Principal Paying and Conversion Agent of all sums due in respect of the Bonds up to that day provided that on further due presentation thereof (if so provided for in the Conditions) such payment is in fact made.

2.4
Discharge: Subject to Clause 2.5, any payment to be made in respect of the Bonds or the Coupons by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made will (subject to Clause 2.5) to that extent be a good discharge to the Issuer or the Trustee, as the case may be.

2.5	Payment after a Default: At any time after an Event of Default or a Potential Event of Default the Trustee may:

2.5.1	by notice in writing to the Issuer and the Agents, require the Agents, until notified by the Trustee to the contrary, so far as permitted by applicable law:

(i)
to act as Agents of the Trustee under this Trust Deed and the Bonds on the terms of the Agency Agreement (with consequential amendments as necessary and except that the Trustee’s liability for the indemnification, remuneration and expenses of the Agents will be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of this Trust Deed) and thereafter to hold all Bonds and Coupons and all moneys, documents and records held by them in respect of Bonds and Coupons to the order of the Trustee; or

(ii)
to deliver all Bonds and Coupons and all moneys, documents and records held by them in respect of the Bonds and Coupons to the Trustee or as the Trustee directs in such notice, provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent is obliged not to release by law or regulation; and

2.5.2
by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds and Coupons to or to the order of the Trustee and not to the Principal Paying and Conversion Agent with effect from the issue of any such notice to the Issuer and until such notice is withdrawn proviso (2) to Clause 2.2 above shall cease to have effect.

3	Form of the Bonds

3.1
The Temporary Global Bond and the Global Bond: The Bonds will initially be represented by the Temporary Global Bond in the principal amount of U.S.$1,100,000,000. Interests in the Temporary Global Bond will be exchangeable for interests in the Global Bond upon certification as to non-US beneficial ownership as set out in the Temporary Global Bond. The Global Bond will be exchangeable for definitive Bonds as set out in the Global Bond.

3.2
The Definitive Bonds: The definitive Bonds and the Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 1. The Bonds will be endorsed with the Conditions.

3.3
Signature: The Bonds and the Coupons will be signed manually or in facsimile by a duly authorised signatory of the Issuer and the Bonds will be authenticated by or on behalf of the Principal Paying and Conversion Agent. The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a duly authorised signatory even if at the time of issue of any Bonds or Coupons he is no longer so authorised. Bonds and Coupons so executed and authenticated will be binding and valid obligations of the Issuer.

4	Stamp Duties and Taxes

The Issuer will pay any stamp, issue, documentary or other similar taxes and duties, including interest and penalties, payable in the United Kingdom, Belgium and Luxembourg in respect of the creation, issue and offering of the Bonds and the Coupons and the execution or delivery of this Trust Deed. The Issuer will also indemnify the Trustee, the Bondholders and the Couponholders from and against all stamp, issue, documentary or other similar taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the Bondholders or the Couponholders to enforce the Issuer’s obligations under this Trust Deed, the Bonds or the Coupons.

5	Application of Moneys Received by the Trustee

5.1
Declaration of Trust: All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will, despite any appropriation of all or part of them by the Issuer, be held by the Trustee on trust to apply them (subject to Clause 5.2):

5.1.1	first, in payment of all costs, charges, expenses and liabilities properly incurred by the Trustee (including remuneration payable to it) in carrying out its functions under this Trust Deed;

5.1.2	secondly, in payment of any amounts owing in respect of the Bonds or Coupons pari passu and rateably; and

5.1.3	thirdly, in payment of any balance to the Issuer for itself.

Without prejudice to this Clause 5.1, if the Trustee holds any moneys which represent principal or interest or other sums in respect of Bonds or Coupons which have become void or in respect of which claims have become prescribed in accordance with Condition 11, the Trustee will hold them on these trusts.

5.2
Accumulation: If the amount of the moneys at any time available for payment in respect of the Bonds under Clause 5.1 is less than 10 per cent. of the principal amount of the Bonds then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent. of the principal amount of the Bonds then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) will be applied as specified in Clause 5.1.

5.3
Investment: Moneys held by the Trustee may be invested in its name or under its control in any investments or other assets anywhere whether or not they produce income or deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such investments or assets or convert any moneys so deposited into any other currency, and will not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or otherwise.

6	Covenant to Comply with Provisions

The Issuer hereby covenants with the Trustee that it will comply with and perform and observe all the provisions of this Trust Deed and the Conditions which are expressed to be binding on it. The

Conditions shall be binding on the Issuer, the Bondholders and the Couponholders. The Trustee shall be entitled to enforce the obligations of the Issuer under the Bonds and the Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Bonds. The provisions contained in Schedule 3 shall have effect in the same manner as if herein set forth. The Trustee shall hold the benefit of this covenant upon trust for itself and the Bondholders and Couponholders according to its and their respective interests.

7	Covenants relating to Conversion Rights

The Issuer hereby undertakes to and covenants with the Trustee that so long as any Conversion Right remains exercisable, it will:

7.1
save with the approval of an Extraordinary Resolution or with the approval of the Trustee where, in the Trustee's opinion, it is not materially prejudicial to the interests of the Bondholders to give such approval, observe all its obligations under the Conditions and this Trust Deed with respect to Conversion Rights; and

7.2
upon the happening of an event as a result of which the Conversion Price will be adjusted pursuant to the Conditions, as soon as reasonably practicable deliver to the Trustee a certificate signed by two Authorised Signatories on behalf of the Issuer setting forth brief particulars of the event, the adjusted Conversion Price and the date on which such adjustment takes effect and in any case setting forth such other particulars and information as the Trustee may reasonably require.

8	Covenants

So long as any Bond is outstanding, the Issuer will:

8.1
Books of Account: keep, and procure that each of its Principal Subsidiaries keeps, proper books of account and, at any time after an Event of Default or Potential Event of Default has occurred or if the Trustee reasonably believes that such an event has occurred, so far as permitted by applicable law, allow, and procure that each Principal Subsidiary will allow, the Trustee and anyone appointed by it to whom the Issuer and/or relevant Principal Subsidiary has no reasonable objection, free access to its books of account at all reasonable times during normal business hours;

8.2	Notice of Events of Default: notify the Trustee in writing immediately on becoming aware of the occurrence of any Event of Default or Potential Event of Default;

8.3	Information: so far as permitted by applicable law, give the Trustee such information as it reasonably requires to perform its functions;

8.4
Financial Statements etc.: send to the Trustee as soon as practicable after the time of their issue and in the case of the Issuer’s U.S. GAAP annual audited financial statements in any event within 120 days of the end of each financial year three copies of every balance sheet, profit and loss account, report or other notice, statement or circular issued to the members or creditors (or any class of them) of the Issuer or any holding company thereof generally in their capacity as such;

8.5
Certificate of Authorised Signatories: send to the Trustee, within 14 days of its U.S. GAAP annual audited financial statements being delivered in accordance with Clause 8.5, and also within 14 days of any request by the Trustee, a certificate of the Issuer signed by two Authorised Signatories that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Issuer as at a date (the “Certification Date”) not more than five days before the date of the certificate no Event of Default or Potential Event of Default had occurred since the

Certification Date of the last such certificate or (if none) the date of this Trust Deed or, if such an event had occurred, giving details of it;

8.6
Notices to Bondholders: send to the Trustee the form of each notice to be given to Bondholders and, once given, two copies of each such notice, such notice to be in a form approved by the Trustee (such approval, unless so expressed, not to constitute approval for the purpose of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) of any such notice which is a communication within the meaning of Section 21 of the FSMA);

8.7	Further Acts: so far as permitted by applicable law, do such further things as may be necessary in the reasonable opinion of the Trustee to give effect to this Trust Deed;

8.8
Notice of late payment: forthwith upon request by the Trustee give notice to the Bondholders of any unconditional payment to the Principal Paying and Conversion Agent or the Trustee of any sum due in respect of the Bonds or Coupons made after the due date for such payment;

8.9
Listing and Trading: use all reasonable endeavours to maintain the listing of the Bonds on the official list of the Financial Services Authority in its capacity as competent authority under the FSMA (the “UK Listing Authority”) and the trading of such Bonds on the London Stock Exchange plc’s Professional Services Market but, if it is unable to do so, having used such reasonable endeavours, or if the maintenance of such listing or trading is agreed by the Trustee to be unduly onerous and the Trustee is satisfied that the interests of the Bondholders would not be thereby materially prejudiced, instead use all reasonable endeavours to obtain and maintain a listing of the Bonds on another stock exchange approved in writing by the Trustee;

8.10
Change in Agents: give at least 14 days’ prior notice to the Bondholders of any future appointment, resignation or removal of a Paying and Conversion Agent or of any change by a Paying and Conversion Agent of its specified office and not make any such appointment or removal without the Trustee’s written approval;

8.11
Bonds held by Issuer etc.: send to the Trustee as soon as practicable after being so requested by the Trustee a certificate of the Issuer signed by two Authorised Signatories stating the number of Bonds held at the date of such certificate by or on behalf of the Issuer or its Subsidiaries and which have not been cancelled;

8.12
Notice of the end of the Conversion Period: on giving notice to redeem the Bonds pursuant to Condition 6(b)(i) or (ii) and six weeks prior to the final expiry of the Conversion Period (assuming no early redemption of the Bonds) give notice in writing to the Bondholders reminding Bondholders of the Conversion Right then arising or current and stating the then current Conversion Price (adjusted as appropriate in accordance with Condition 5(b)); and

8.13
Principal Subsidiaries: give to the Trustee at the same time as sending the certificate referred to in Clause 8.6 or within 28 days of a reasonable request by the Trustee, a certificate signed by two Authorised Signatories listing those Subsidiaries of the Issuer which as at the last day of the last financial year of the Issuer or as at the date specified in such request were Principal Subsidiaries.

9	Remuneration and Indemnification of the Trustee

9.1
Normal Remuneration: So long as any Bond is outstanding the Issuer will pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree. Such remuneration will accrue from day to day from the date of this Trust Deed. However, if any payment to a Bondholder or Couponholder of moneys due in respect of any Bond or Coupon is improperly withheld or refused, such remuneration will again accrue as from the date of such withholding or refusal until payment to such Bondholder or Couponholder is duly made.

9.2
Extra Remuneration: If an Event of Default or Potential Event of Default shall have occurred or if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties which they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed, the Issuer will pay such additional remuneration as they may agree or, failing agreement as to any of the matters in this sub-Clause (or as to such sums referred to in Clause 9.1), as determined by an investment bank (acting as an expert) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such investment bank’s fee will be shared equally between the Trustee and the Issuer. The determination of such investment bank will be conclusive and binding on the Issuer, the Trustee, the Bondholders and the Couponholders.

9.3
Expenses: The Issuer will also pay or discharge all costs, charges, liabilities and expenses properly incurred by the Trustee in the preparation and execution of this Trust Deed and the performance of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any stamp, documentary or other taxes or duties paid by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer to enforce any provision of this Trust Deed, the Bonds or the Coupons. Such costs, charges, liabilities and expenses will be payable or reimbursable by the Issuer within 14 days of demand by the Trustee and:

9.3.1
in the case of payments made by the Trustee before such demand, will (if not paid within seven days of such demand) carry interest from the date of the demand at the rate of 1.5 per cent. per annum over the base rate of National Westminster Bank plc on the date on which the Trustee made such payments; and

9.3.2	in other cases, will carry interest at such rate from 30 days after the date of the demand or (where the demand specifies that payment is to be made on an earlier date) from such earlier date.

9.4
Indemnity: Subject to Clause 11, the Issuer will on demand by the Trustee indemnify it in respect of Amounts or Claims properly paid or incurred by it in acting as trustee under this Trust Deed (including (1) any Agent/Delegate Liabilities and (2) in respect of disputing or defending any Amounts or Claims made against the Trustee or any Agent/Delegate Liabilities). The Issuer will on demand by such agent or delegate indemnify it against such Agent/Delegate Liabilities. “Amounts or Claims” are losses, liabilities, costs, claims, actions, demands or expenses and “Agent/Delegate Liabilities” are Amounts or Claims which the Trustee is or would be obliged to pay or reimburse to any of its agents or delegates appointed pursuant to this Trust Deed..

9.5
Withholding taxes: The Issuer hereby further undertakes to the Trustee that all moneys payable by the Issuer to the Trustee under Clause 9.1, 9.2, 9.3 and 9.4 shall be made without set off, counterclaim, deduction, or withholding, unless otherwise compelled by law. In the event of any deduction or withholding compelled by law, the Issuer will pay such additional amounts as will result in the payment to the Trustee of the amount which would otherwise have been paid by the Issuer to the Trustee under Clause 9.1, 9.2, 9.3 or 9.4 (as appropriate).

9.6
Continuing Effect: Unless otherwise stated specifically in any discharge of this Trust Deed, Clauses 9.3 and 9.4 will continue in full force and effect as regards the Trustee even if it no longer is Trustee.

9.7
No liability: The Trustee and any person acting on its behalf shall have no liability whatsoever to the Issuer, any Bondholders or any other person in respect of the exercise or non exercise of any discretion pursuant to Condition 6(i) or in respect of any sale of Redemption Settlement Shares whether for the timing of any such sale or the price at which any such Redemption Settlement Shares are sold or the inability to sell any such Redemption Settlement Shares.

10	Provisions Supplemental to the Trustee Act 1925 and the Trustee Act 2000

10.1
Advice: The Trustee may act on the opinion or advice of, or information obtained from, any expert and will not be responsible to anyone for any loss occasioned by so acting whether such advice is obtained or addressed to the Issuer, the Trustee or any other person. Any such opinion, advice or information may be sent or obtained by letter or fax and the Trustee will not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

10.2
Trustee to Assume Performance: The Trustee need not notify anyone of the execution of this Trust Deed or do anything to find out if an Event of Default or Potential Event of Default or Relevant Event has occurred. Until it has actual knowledge or express notice to the contrary, the Trustee may assume that no such event has occurred and that the Issuer is performing all its obligations under this Trust Deed, the Bonds and the Coupons.

10.3
Resolutions of Bondholders: The Trustee will not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of Bondholders in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the Bondholders or Couponholders.

10.4
Certificate signed by Authorised Signatories: If the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by two Authorised Signatories as to that fact or to the effect that, in their opinion, that act is expedient and the Trustee need not call for further evidence and will not be responsible for any loss occasioned by acting on such a certificate.

10.5
Deposit of Documents: The Trustee may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it to be of good repute and may deposit this Trust Deed and any other documents with such custodian and pay all sums due in respect thereof. The Trustee is not obliged to appoint a custodian of securities payable to bearer.

10.6
Discretion: The Trustee will have absolute and uncontrolled discretion as to the exercise of its functions and will not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise.

10.7
Agents: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money).

10.8
Delegation: Whenever it considers it expedient in the interests of the Bondholders, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions, and within a reasonable time thereafter inform the Issuer of such delegation.

10.9	Nominees: In relation to any asset held by it under this Trust Deed, the Trustee may appoint any person to act as its nominee on any terms.

10.10
Forged Bonds: The Trustee will not be liable to the Issuer or any Bondholder or Couponholder by reason of having accepted as valid or not having rejected any Bond or Coupon purporting to be such and later found to be forged or not authentic.

10.11
Confidentiality: Unless ordered to do so by a court of competent jurisdiction the Trustee shall not be required to disclose to any Bondholder or Couponholder any confidential financial or other information made available to the Trustee by the Issuer.

10.12
Determinations Conclusive: As between itself and the Bondholders and Couponholders the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, will be conclusive and shall bind the Trustee, the Bondholders and the Couponholders.

10.13
Currency Conversion: Where it is necessary or desirable to convert any sum from one currency to another, it will (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified will be binding on the Issuer, the Bondholders and the Couponholders.

10.14
Events of Default: The Trustee may determine whether or not an Event of Default or Potential Event of Default is in its opinion capable of remedy and/or materially prejudicial to the interests of the Bondholders. Any such determination will be conclusive and binding on the Issuer, the Bondholders and the Couponholders.

10.15
Payment for and Delivery of Bonds: The Trustee will not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Bonds, any exchange of Bonds or the delivery of Bonds to the persons entitled to them.

10.16
Bonds held by the Issuer etc.: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate under Clause 9.12) that no Bonds are for the time being held by or on behalf of the Issuer, or its Subsidiaries.

10.17
Responsibility for agents etc.: If the Trustee exercises reasonable care in selecting any custodian, agent, delegate or nominee appointed under this clause (an “Appointee”), it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the Appointee’s misconduct or default or the misconduct or default of any substitute appointed by the Appointee.

10.18
No Responsibility for Ordinary Share Value: The Trustee shall not at any time be under any duty or responsibility to any Bondholder or Couponholder to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or in this Trust Deed provided to be employed, in making the same. The Trustee shall not at any time be under any duty or responsibility in respect of the validity or value (or the kind or amount) of any Ordinary Shares (including Redemption Settlement Shares, as the case may be) which may at any time be made available or delivered upon the conversion of any Bond; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Issuer to make available or deliver any Ordinary Shares or to make any payment upon the exercise of the Conversion Right in respect of any Bond or of the Issuer to comply with any of its covenants contained in this Trust Deed.

10.19
Trustee not bound to act: The Trustee shall not be bound to take any action in connection with this Trust Deed or the Bonds or obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming an opinion or employing any financial adviser, where it is not reasonably satisfied that the Issuer will be able to indemnify the Trustee against all its liabilities and costs incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it reasonably considers (without prejudice to any further demand) shall be sufficient so to indemnify it and on such demand being made the Issuer shall be obliged to make payment of such sums in full.

11	Trustee Liable for Negligence

Section 1 of the Trustee Act shall not apply to any function of the Trustee, provided that if the Trustee fails to show the degree of care and diligence required of it as trustee, nothing in this Trust Deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty.

12	Waiver and Proof of Default

12.1
Waiver: The Trustee may, without the consent of the Bondholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the Bondholders will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer of this Trust Deed or the Conditions or determine that an Event of Default or Potential Event of Default will not be treated as such provided that the Trustee will not do so in contravention of an express direction given by an Extraordinary Resolution or a request made pursuant to Condition 9. No such direction or request will affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination will be binding on the Bondholders and the Couponholders and, if the Trustee so requires, will be notified to the Bondholders as soon as practicable.

12.2
Proof of Default: Proof that the Issuer has failed to pay a sum due to the holder of any one Bond or Coupon will (unless the contrary be proved) be sufficient evidence that it has made the same default as regards all other Bonds or Coupons which are then payable.

13	Trustee not Precluded from Entering into Contracts

The Trustee and any other person, whether or not acting for itself, may acquire, hold or dispose of any Bond, Coupon or other security (or any interest therein) of the Issuer or any other person, may enter into or be interested in any contract or transaction with any such person and may act on, or as depositary or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Trustee were not acting as Trustee and need not account for any profit.

14	Modification and Substitution

14.1	Modification:

14.1.1
The Trustee may agree without the consent of the Bondholders or Couponholders to any modification to this Trust Deed which is, in its opinion, of a formal, minor or technical nature or to correct a manifest or (to the satisfaction of the Trustee) proven error. The Trustee may also so agree to any modification to this Trust Deed which is in its opinion not materially prejudicial to the interests of the Bondholders.

14.2	Substitution:

14.2.1
The Trustee may, without the consent of the Bondholders or Couponholders, agree to the substitution of the Issuer’s successor in business or any Subsidiary of the Issuer or its successor in business (the “Substituted Obligor”) in place of the Issuer (or of any previous substitute under this sub-Clause) as the principal debtor under this Trust Deed, the Bonds and the Coupons provided that:

(i)
a deed is executed or undertaking given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed, the Bonds and the Coupons and the Agency Agreement (with consequential amendments as the Trustee may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed, the Bonds and the Coupons as the principal debtor in place of the Issuer;

(ii)
if the Substituted Obligor is subject generally to the taxing jurisdiction of a territory or any authority of or in that territory with power to tax other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally, the Substituted Obligor is in a position as of the date of such substitution to fulfil all payment obligations arising from or in connection with this Trust Deed, the Bonds or the Coupons, as applicable, without the necessity for any taxes or duties to be withheld at source;

(iii)
if any two Directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the Substituted Obligor’s financial condition, profits or prospects or compare them with those of the Issuer;

(iv)	the Issuer and the Substituted Obligor comply with such other requirements as the Trustee may reasonably direct in the interests of the Bondholders;

(v)
(unless the Issuer’s successor in business is the Substituted Obligor as the principal debtor under this Trust Deed, the Bonds and the Coupons) the obligations of the Substituted Obligor as the principal debtor under this Trust Deed, the Bonds and the Coupons are guaranteed by the Issuer to the Trustee’s satisfaction by a document in such form and substance as the Trustee may require; and

(vi)	the Bonds continue to be convertible into Ordinary Shares as provided in the Conditions.

14.2.2
Release of Substituted Issuer: An agreement by the Trustee pursuant to Clause 14.2.1 will, if so expressed, release the Issuer (or a previous substitute) from any or all of its obligations under this Trust Deed, the Bonds and the Coupons. Notice of the substitution will be given to the Bondholders within 14 days of the execution of such documents and compliance with such requirements.

14.2.3
Completion of Substitution: On completion of the formalities set out in this Clause 14.2, the Substituted Obligor will be deemed to be named in this Trust Deed, the Bonds and the Coupons as the principal debtor in place of the Issuer (or of any previous substitute) and this Trust Deed, the Bonds and the Coupons will be deemed to be amended as necessary to give effect to the substitution.

15	Appointment, Retirement and Removal of the Trustee

15.1
Appointment: The Issuer has the power of appointing new trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation will at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee will be notified by the Issuer to the Bondholders as soon as practicable.

15.2
Retirement and Removal: Any Trustee may retire at any time on giving at least three months’ written notice to the Issuer without giving any reason or being responsible for any costs occasioned by such retirement and the Bondholders may by Extraordinary Resolution remove any Trustee provided that the termination of the Trustee’s appointment, its retirement or any removal of a sole trust corporation will not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, the Issuer will use all reasonable endeavours to procure that another trust corporation be appointed as Trustee. If the Issuer has failed to appoint a trust corporation as Trustee within the three month notice period, the Trustee will be entitled to appoint an alternative trust corporation as Trustee, with the costs of such appointment being borne by the Issuer.

15.3	Co-Trustees: The Trustee may, despite Clause 14.1, by written notice to the Issuer appoint anyone to act as an additional Trustee jointly with the Trustee:

15.3.1	if the Trustee considers the appointment to be in the interests of the Bondholders and/or the Couponholders;

15.3.2	to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

15.3.3	to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer and that person remove that person. At the Trustee’s request, the Issuer will forthwith do all things as may be required to perfect such appointment or removal and irrevocably appoint the Trustee as its attorney in its name and on its behalf to do so.

15.4	Competence of a Majority of Trustees: If there are more than two Trustees the majority of them will be competent to perform the Trustee’s functions provided the majority includes a trust corporation.

15.5
Termination of Appointment: The appointment of the Trustee will forthwith terminate if at any time it becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payments thereof, or if a resolution is passed or an order made for the winding up or dissolution of the Trustee, or if a receiver, administrator or other similar official of the Trustee or all or any substantial part of its property is appointed.

15.6
Merger of Trustee: Any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation, shall be a party hereto and shall be the Trustee under this Trust Deed without executing or filing any paper or document or any further act on its part or on the part of the parties hereto.

16	Couponholders

No notices need be given to Couponholders. They will be deemed to have notice of the contents of any notice given to Bondholders. Even if it has express notice to the contrary, in exercising any of its functions by reference to the interests of the Bondholders, the Trustee will assume that the holder of each Bond is the holder of all Coupons relating to it.

17	Currency Indemnity

17.1
Currency of Account and Payment: US dollars or, in relation to Clause 9 or to the extent the Issuer makes an election under Condition 6(e), Condition 6(i)(iv) or Condition 9, as the case may be, pounds sterling (the “Contractual Currency”) is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed, the Bonds and the Coupons, including damages.

17.2
Extent of discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Bondholder or Couponholder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

17.3
Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Bonds or the Coupons, the Issuer will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

17.4
Indemnity separate: The indemnities in this Clause 17 and in Clause 9 constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the Bonds and/or the Coupons or any other judgment or order.

18	Communications

Any communication shall be by letter or fax:

in the case of the Issuer, to it at:

Shire plc
Hampshire International Business Park
Chineham
Basingstoke
Hampshire RG24 8EP

Fax no.         +44 (0) 1256 894713
Attention       Group Treasurer (copy to Legal Department)

and in the case of the Trustee, to it at:

BNY Corporate Trustee Services Limited
40th Floor

One Canada Square
London E14 5AL
United Kingdom

Fax no.           +44 (0) 20 7964 2536
Attention          Manager, Trust Administration

Communications will take effect, in the case of delivery, when delivered or, in the case of fax, when despatched. Communications not by letter shall be confirmed by letter but failure to send or receive that letter shall not invalidate the original communication.

19	Further Issues

19.1
Supplemental Trust Deed: If the Issuer issues further securities as provided in the Conditions, the Issuer shall, before their issue, execute and deliver to the Trustee a deed supplemental to this Trust Deed containing such provisions (corresponding to any of the provisions of this Trust Deed) as the Trustee may require.

19.2
Meetings of Bondholders: If the Trustee so directs, Schedule 3 shall apply equally to Bondholders and to holders of any securities issued pursuant to the Conditions as if references in it to “Bonds” and “Bondholders” were also to such securities and their holders respectively.

20	Counterparts

This Trust Deed and any Trust Deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any Trust Deed supplemental hereto may enter into the same by executing and delivering a counterpart.

21	Governing Law

This Trust Deed shall be governed by and construed in accordance with English law.

Schedule 1
Form of Definitive Bond

On the front:

Denomination	ISIN	Series	Certif. No.

U.S.$[●]	XS0299687482

Shire plc
(Incorporated with limited liability in England and Wales under the Companies Act 1985 with registered number 5492592)
U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 convertible into Ordinary Shares of Shire plc

This Bond forms part of a series designated as specified in the title (the “Bonds”) of Shire plc (the “Issuer”) constituted by the Trust Deed referred to on the reverse hereof. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This is to certify that, subject as provided in Condition 6(e) and Condition 6(i), the bearer of this Bond is entitled on9 May 2014, or on such earlier date as the principal sum mentioned below may become repayable in accordance with the Conditions, to the principal sum of:

U.S.$[●] ([●] United States dollars)

together with interest on such principal sum from 9 May 2007 at the rate of 2.75 per cent. per annum payable semi-annually in arrear on 9 May and 9 November in each year, subject to and in accordance with the Conditions.

This Bond shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Principal Paying and Conversion Agent.

In witness whereof the Issuer has caused this Bond to be signed in facsimile on its behalf.

Dated as of [●]

SHIRE PLC

By:

Authorised Signatory

Certificate of Authentication

This Bond is authenticated by or on behalf of the Principal Paying and Conversion Agent.

THE BANK OF NEW YORK

as Principal Paying and Conversion Agent

By:

Authorised Signatory

For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

On the back:

TERMS AND CONDITIONS OF THE BONDS

The issue of U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 (the “Bonds”, which expression shall, unless otherwise indicated, include any further bonds issued pursuant to Condition 17 and consolidated and forming a single series with the Bonds) was (save in respect of any such further bonds) authorised by resolutions of the board of directors of Shire plc (the “Issuer”) passed on 24 April 2007 and of a duly authorised committee of the board of directors of the Issuer passed on 1 May 2007. The Bonds are constituted by a trust deed dated 9 May 2007 (the “Trust Deed”) between the Issuer and BNY Corporate Trustee Services Limited (the “Trustee”, which expression shall include all persons for the time being appointed as the trustee or trustees under the Trust Deed) as trustee for the holders (as defined below) of the Bonds. The statements set out in these Terms and Conditions (the “Conditions”) are summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the forms of the Bonds and the interest coupons relating to them (the “Coupons”). The Bondholders and Couponholders (both as defined below) are entitled to the benefit of, and are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of those provisions applicable to them which are contained in the Paying and Conversion Agency Agreement dated 9 May 2007 (the “Agency Agreement”) relating to the Bonds between the Issuer, the Trustee, The Bank of New York (the “Principal Paying and Conversion Agent”, which expression shall include any successor as principal paying and conversion agent under the Agency Agreement) and the paying and conversion agents for the time being (such persons, together with the Principal Paying and Conversion Agent, being referred to below as the “Paying and Conversion Agents”, which expression shall include their successors as Paying and Conversion Agents under the Agency Agreement). Copies of the Trust Deed and the Agency Agreement are available for inspection at the office of the Trustee at 40th Floor, One Canada Square, London E14 5AL, United Kingdom, and at the specified offices of the Paying and Conversion Agents.

1	Form, Denomination, Title and Status

(a)	Form and Denomination

The Bonds are in bearer form, serially numbered, in principal amounts of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof, up to and including U.S.$199,000, with Coupons attached on issue.

(b)	Title

Title to the Bonds and Coupons will pass by delivery. The Bondholder (as defined below) with respect to any Bond will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or its theft or loss or anything written on it) and no person will be liable for so treating the Bondholder.

(c)	Status

The Bonds and Coupons constitute direct, unconditional, unsubordinated and (subject to Condition 2) unsecured obligations of the Issuer ranking pari passu and rateably, without any preference among themselves, and equally with all other existing and future unsecured and unsubordinated obligations of the Issuer but, in the event of insolvency, save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

2	Negative Pledge

So long as any of the Bonds remain outstanding (as defined in the Trust Deed) the Issuer will not create or permit to subsist, and will procure that none of its Principal Subsidiaries will create or permit to subsist, any mortgage, charge, pledge, lien or other form of encumbrance or security interest upon the whole or any part of their respective undertakings, assets or revenues present or future to secure any Relevant Indebtedness, or any guarantee of or indemnity in respect of any Relevant Indebtedness unless, at the same time or prior thereto, the Issuer’s obligations under the Bonds, Coupons and the Trust Deed (a) are secured equally and rateably therewith or benefit from a guarantee or indemnity on substantially identical terms thereto, as the case may be, in each case to the satisfaction of the Trustee, or (b) have the benefit of such other security, guarantee, indemnity or other arrangement as the Trustee in its absolute discretion shall deem to be not materially less beneficial to the Bondholders or as shall be approved by an Extraordinary Resolution of the Bondholders.

For the purposes of these Conditions, “Relevant Indebtedness” means any present or future indebtedness in the form of, or represented by, bonds, notes, debentures, loan stock or other securities which are for the time being, or are intended, with the agreement of the Issuer, to be quoted, listed or ordinarily dealt in on any stock exchange and which have an original maturity of more than one year from their date of issue.

3	Definitions

In these Conditions, unless otherwise provided:

“Additional Ordinary Shares” has the meaning provided in Condition 5(c).

“ADS” means a depositary share, evidenced by a depositary receipt, representing, as at the Closing Date, three Ordinary Shares and issued pursuant to the Deposit Agreement.

“Aggregate Value” means, in respect of any dealing day, the U.S. dollar amount calculated as follows:

AV = OS x MP x PR

where:

AV	means the Aggregate Value;

OS
means the number of Ordinary Shares determined by dividing U.S.$100,000 by the Conversion Price in effect on such dealing day (rounded down if necessary to the nearest whole number of Ordinary Shares);

MP
means the Volume Weighted Average Price of an Ordinary Share on such dealing day (provided that if on any such dealing day the Volume Weighted Average Price shall have been quoted cum Dividend on the Ordinary Shares or cum any other entitlement the Volume Weighted Average Price on such dealing day shall (for this purpose only) be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of the first public announcement of such Dividend or entitlement (or if that is not a dealing day, the immediately preceding dealing day)); and

PR	means Prevailing Rate

“Bondholder” means the holder of any Bond.

“business day” means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in that place.

“Cash Settlement Amount” has the meaning provided in Condition 6(i).

“Change of Control” has the meaning provided in Condition 5(b)(x).

“Change of Control Event Put Date” has the meaning provided in Condition 6(d).

“Change of Control Notice” has the meaning provided in Condition 5(g).

“Change of Control Period” has the meaning provided in Condition 5(b)(x).

“Closing Date” means 9 May 2007.

“Companies Act” means the Companies Act 1985.

“Conversion Date” has the meaning provided in Condition 5(h).

“Conversion Notice” has the meaning provided in Condition 5(h).

“Conversion Period” has the meaning provided in Condition 5(a).

“Conversion Price” has the meaning provided in Condition 5(a).

“Conversion Right” has the meaning provided in Condition 5(a).

“Couponholder” means the holder of any Coupon.

“Current Market Price” means, in respect of an Ordinary Share at a particular date, the average of the Volume Weighted Average Price of an Ordinary Share for the five consecutive dealing days ending on the dealing day immediately preceding such date; provided that if at any time during the said five-dealing-day period the Volume Weighted Average Price shall have been based on a price ex-Dividend (or ex- any other entitlement) and during some other part of that period the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum any other entitlement), then:

(a)
if the Ordinary Shares to be issued and delivered do not rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price of an Ordinary Share on the dates on which that price shall have been based on a price cum-Dividend (or cum any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such payment or entitlement per Ordinary Share as at the date of the first public announcement of such Dividend (or entitlement) (excluding any associated tax credit and less the tax (if any) falling to be deducted on payment thereof to a resident in the United Kingdom); or

(b)
if the Ordinary Shares to be issued and delivered do rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price of an Ordinary Share on the dates on which that price shall have been based on a price ex-Dividend (or ex- any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of the first public announcement of such payment (or entitlement), and provided further that if on each of the said five dealing days the Volume Weighted Average Price of an Ordinary Share shall have been based on a price cum Dividend (or cum any other entitlement) which has been declared or announced but the Ordinary Shares to be issued and delivered do not rank for that payment (or other entitlement) the Volume Weighted Average Price on each of such dates shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of the first public announcement of such Dividend (or entitlement) (excluding any associated tax credit and less the tax (if any) falling to be deducted on payment thereof to a resident in the United Kingdom), and provided further that, if the Volume Weighted Average Price of an Ordinary Share is not available on one or more of the said five dealing days (disregarding for this purpose the proviso to the definition of Volume Weighted Average Price), then the average of such Volume Weighted Average Prices which are available in that five-dealing-day period shall be used (subject to a minimum of two such prices) and if only one, or no, such Volume Weighted Average Price is available in the relevant period the Current Market Price shall be determined in good faith by a Financial Adviser.

“dealing day” means a day on which the Relevant Stock Exchange or relevant stock exchange or securities market is open for business (other than a day on which the Relevant Stock Exchange or relevant stock exchange or securities market is scheduled to or does close prior to its regular weekday closing time).

“Deposit Agreement” means the deposit agreement, dated as of 21 November 2005 and governed by the laws of the State of New York, between the Issuer and the Depositary and all holders from time to time of ADSs or any deposit agreement which replaces it.

“Depositary” means JPMorgan Chase Bank, N.A or its successor.

“Dividend” means any dividend or distribution to Shareholders (including a Spin-Off) whether of cash, assets or other property, and however described and whether payable out of share premium account, profits, retained earnings or any other capital or revenue reserve or account (and for these purposes a distribution of assets includes without limitation an issue of Ordinary Shares (whether or not represented, in whole or in part, by ADSs), or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves) provided that:

(a)
where a Dividend in cash is announced which is to be, or may at the election of a Shareholder or Shareholders (or the holder or holders of ADSs) be, satisfied by the issue or delivery of Ordinary Shares (or ADSs) or other property or assets, or where a capitalisation of profits or reserves is announced which is to be, or may at the election of a Shareholder or Shareholders (or the holder or holders of ADSs) be, satisfied by the payment of cash, then for the purposes of this definition the Dividend in question shall be treated as a Dividend of the greater of (i) such cash amount and (ii) the Current Market Price of such Ordinary Shares (or in the case of such ADSs, the Ordinary Shares represented thereby) or, as the case may be, Fair Market Value of such other property or assets (as at the date of the first public announcement of such Dividend or capitalisation (as the case may be) or if later, the date on which the number of Ordinary Shares (or ADSs or amount of property or assets, as the case may be) which may be issued and delivered is determined);

(b)
where a Dividend in cash is announced and at the same time a corresponding payment in U.S. dollars to holders of ADSs is announced, then for the purposes of this definition, the Dividend in question shall be calculated based on such Dividend in cash in respect of Ordinary Shares in issue (whether or not represented by ADSs);

(c)	any issue of Ordinary Shares falling within Condition 5(b)(ii) (and, for the avoidance of doubt, any issue or offer falling within Condition 5(b) (iv), (v) or (ix)) shall be disregarded;

(d)
a purchase or redemption or buy back of share capital of the Issuer by the Issuer or any Subsidiary of the Issuer shall not constitute a Dividend unless, in the case of a purchase or redemption or buy back of Ordinary Shares by or on behalf of the Issuer or any of its Subsidiaries, the weighted average price per Ordinary Share (before expenses) on any one day (a “Specified Share Day”) in respect of such purchases or redemptions or buy backs exceeds by more than 5 per cent. the average of the closing prices of the Ordinary Shares on the Relevant Stock Exchange (as published by or derived from the Relevant Stock Exchange) on the five dealing days immediately preceding the Specified Share Day or, where an announcement (excluding, for the avoidance of doubt for these purposes, any general authority for such purchases, redemptions or buy backs approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase, redeem or buy back Ordinary Shares at some future date at a specified price, on the five dealing days immediately preceding the date of such announcement, in which case such purchase, redemption or buy back shall be deemed to constitute a cash Dividend in Sterling to the extent that the aggregate price paid (before expenses) in respect of such Ordinary Shares purchased by the Issuer or, as the case may be, any of its Subsidiaries exceeds the product of (i) 105 per cent. of the average closing price of the Ordinary Shares determined as aforesaid and (ii) the number of Ordinary Shares so purchased, redeemed or bought back;

(e)
a purchase of ADSs by the Issuer or any of its Subsidiaries shall not constitute a Dividend unless the weighted average price per ADS (before expenses) on any one day (a “Specified ADS Day”) in respect of such purchases exceeds by more than 5 per cent. the average of the closing prices of the ADSs on the Relevant Stock Exchange (as published by or derived from the Relevant Stock Exchange) on the five dealing days immediately preceding the Specified ADS Day or, where an announcement (excluding for the avoidance of doubt for these purposes, any general authority for such purchases approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase ADSs at some future date at a specified price, on the five dealing days immediately preceding the date of such announcement, in which case such purchase shall be deemed to constitute a cash Dividend in Sterling to the extent that the aggregate price paid (before expenses) in respect of such

ADSs purchased by the Issuer or any of its Subsidiaries (translated where appropriate into Sterling at the Prevailing Rate on the date of such purchase) exceeds the product of (i) 105 per cent. of the average closing prices of the ADSs determined as aforesaid and translated into Sterling at the Prevailing Rate on the date of such purchase and (ii) the number of ADSs so purchased;

(f)
if the Issuer or any of its Subsidiaries shall purchase any other depositary or other receipts or certificates representing Ordinary Shares, the provisions of paragraph (e) shall be applied in respect thereof in such manner and with such modifications (if any) as shall be determined in good faith by a Financial Adviser.

“EBITDA” means earnings before deducting interest, tax, depreciation, amortisation and any non-cash write-offs in respect of business combinations, including in-process research and development write-offs and inventory fair value adjustments.

“Exchangeable Ordinary Shares” means issued and outstanding shares in the share capital of Shire Acquisition, Inc., a Canadian corporation which is a subsidiary of the Issuer and the terms of which permit the holders of such shares to surrender each such share for either an ADS or three Ordinary Shares.

“Exempt Newco Scheme” means a Newco Scheme (as defined below) where immediately after completion of the relevant Scheme of Arrangement the ordinary shares of Newco are (1) admitted to trading on the London Stock Exchange or (2) admitted to listing on such other regulated, regularly operating, recognised stock exchange or securities market as the Issuer or Newco may determine.

“Extraordinary Resolution” has the meaning ascribed to it in the Trust Deed.

“Fair Market Value” means, with respect to any property on any date, the fair market value of that property provided that (i) the Fair Market Value of a cash Dividend shall be the amount of such cash Dividend; (ii) the Fair Market Value of any other cash amount shall be the amount of such cash; (iii) where Securities, Spin-Off Securities, options, warrants or other rights are publicly traded in a market of adequate liquidity (as determined by a Financial Adviser), the fair market value (a) of such Securities or Spin-Off Securities shall equal the arithmetic mean of the daily Volume Weighted Average Prices of such Securities or Spin-Off Securities as determined in good faith by a Financial Adviser and (b) of such options, warrants or other rights shall equal the arithmetic mean of the daily closing prices of such options, warrants or other rights as determined in good faith by a Financial Adviser, in the case of both (a) and (b) during the period of five trading days on the relevant market commencing on such date (or, if later, the first such trading day such Spin-Off Securities options, warrants or other rights are publicly traded); (iv) where Securities, Spin-Off Securities, options, warrants or other rights are not publicly traded (as aforesaid), the Fair Market Value of such Securities, Spin-Off Securities, options, warrants or other rights shall be determined in good faith by a Financial Adviser, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including the market price per Ordinary Share, the dividend yield of an Ordinary Share, the volatility of such market price, prevailing interest rates and the terms of such Securities, Spin-Off Securities, options, warrants or other rights, including as to the expiry date and exercise price (if any) thereof; (v) in the case of (i) without prejudice to sub-paragraph (b) of the definition of “Dividend”, amounts shall be translated into Sterling (if declared or paid or payable in a currency other than Sterling) at the rate of exchange used to determine the amount payable to Shareholders who were paid or are to be paid or are entitled to be paid the cash Dividend in Sterling; and in any other case, amounts shall be translated into Sterling (if expressed in a currency other than Sterling) at such rate of exchange as may be determined in good faith by the Issuer to be the spot rate ruling at the close of business on that date (or if no such rate is available on that date the equivalent rate on the immediately preceding date on which such a rate is available) and (vi) in the case of (i) and (ii) Fair Market Value shall be determined disregarding any withholding or deduction required to be made on account of tax and any associated tax credit.

“Final Maturity Date” means 9 May 2014.

“Financial Adviser” means an independent investment bank of international repute appointed by the Issuer and approved in writing by the Trustee or, if the Issuer fails to make such appointment and such failure continues for a reasonable period (as determined by the Trustee) and the Trustee is indemnified and/or secured to its satisfaction against the costs, fees and expenses of such adviser, appointed by the Trustee following notification to the Issuer.

“Group” means the Issuer and its consolidated Subsidiaries.

“Interest Payment Date” has the meaning provided in Condition 4(a).

“London Stock Exchange” means the London Stock Exchange plc.

“NASDAQ” means the NASDAQ National Market and any successor entity thereto.

“Newco Scheme” means a scheme of arrangement or analogous proceeding (the “Scheme of Arrangement”) which effects the interposition of a limited liability company (“Newco”) between the Shareholders of the Issuer immediately prior to the scheme of arrangement (the “Existing Shareholders”) and the Issuer; provided that only ordinary shares of Newco are issued to Existing Shareholders and that immediately after completion of the scheme of arrangement the only shareholders of Newco are the Existing Shareholders and that all Subsidiaries of the Issuer immediately prior to the scheme of arrangement (other than Newco, if Newco is then a Subsidiary of the Issuer) are Subsidiaries of the Issuer (or of Newco) immediately after the scheme of arrangement.

“Maximum Number of Conversion Ordinary Shares” has the meaning provided in Condition 5(a).

“Optional Redemption Date” has the meaning provided in Condition 6(b).

“Optional Redemption Notice” has the meaning provided in Condition 6(b).

“Ordinary Shares” means fully paid ordinary shares in the capital of the Issuer currently with a par value of £0.05 each.

A “person” includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity).

“Presentation Date” means a day which:

(a)	is or falls after the relevant due date, but, if the due date is not or was not a business day in New York City, is or falls after the next following such business day; and

(b)	is a business day in the place of the specified office of the Paying and Conversion Agent at which the Bond or Coupon is presented for payment.

“Prevailing Rate” means, in respect of any dealing day, the noon buying rate in New York City for cable transfer in Sterling, as reported by the Federal Reserve Bank of New York on such dealing day or, if on such dealing day such rate is not available, such rate prevailing on the immediately preceding day on which such rate is so available.

“Principal Subsidiary” means at any time a Subsidiary of the Issuer:

(a)
whose EBITDA (in each case consolidated in the case of a Subsidiary which itself has Subsidiaries) represents 10 per cent. or more of the consolidated EBITDA of the Group all as calculated by reference to the then latest audited US GAAP accounts (consolidated or, as the case may be, unconsolidated) of such Subsidiary and the then latest consolidated audited US GAAP accounts of the Group, provided that (i) if the latest audited consolidated accounts of the Group show a negative EBITDA, then any Subsidiary of the Issuer whose then latest audited accounts (consolidated in the case of a Subsidiary which itself has Subsidiaries) show a positive EBITDA shall be a Principal Subsidiary, (ii) in the case of a Subsidiary acquired or an entity which becomes a Subsidiary after the end of the financial period to which the then latest audited consolidated accounts of the Group relate, the reference to the then latest audited consolidated accounts of the Group for the purposes of the calculation above shall, until consolidated audited accounts of the Group are published for the financial period in which the acquisition is made or, as the case may be, in which such entity becomes a Subsidiary, be deemed to be a reference to the then latest consolidated accounts of the Group adjusted in such manner as may be appropriate to consolidate the latest audited accounts (consolidated or, as the case may be, unconsolidated) of such Subsidiary in such accounts; (iii) if, in the case of any Subsidiary which itself has Subsidiaries, no consolidated accounts are prepared and audited, its consolidated EBITDA shall be determined on the basis of pro forma consolidated accounts of the relevant Subsidiary; (iv) if the accounts of any Subsidiary (not being a Subsidiary referred to in (ii) above) are not consolidated with those of the Group, then the determination of whether or not such Subsidiary is a Principal Subsidiary shall be based on a pro forma consolidation of its accounts (consolidated, if appropriate) with the consolidated accounts of the Group; (v) if the latest accounts of any Subsidiary of the Group are not prepared on the basis of the same accounting principles, policies and practices of the latest consolidated audited accounts of the Group, then the determination of whether or not such Subsidiary is a Principal Subsidiary shall be based on pro forma accounts or, as the case may be, consolidated accounts of such Subsidiary prepared on the same accounting principles, policies and practices as adopted in the latest consolidated audited accounts of the Group, or as appropriate restatement or adjustment to the relevant accounts of such Subsidiary; and (vi) if, in the case of any Subsidiary which is not required by applicable law or regulation to prepare audited accounts, the latest accounts of such Subsidiary are not audited, then the determination of whether or not such Subsidiary is a Principal Subsidiary shall be based on unaudited accounts or, as the case may be, consolidated accounts of such Subsidiary prepared upon the same accounting principles, policies and practices as adopted in the latest consolidated audited accounts of the Group; or

(b)
to which is transferred the whole or substantially the whole of the assets and undertaking of a Subsidiary which immediately prior to such transfer was a Principal Subsidiary, provided that the Subsidiary which so transfers its assets and undertakings shall forthwith upon such transfer cease to be a Principal Subsidiary and the Subsidiary to which the assets and undertaking are so transferred shall cease to be a Principal Subsidiary at the date on which the first published audited consolidated accounts of the Group prepared as of a date later than such transfer are issued, unless such Subsidiary would continue to be a Principal Subsidiary on the basis of such accounts by virtue of the provisions of paragraph (a) above.

A certificate from a Director of the Issuer that, in their opinion, a Subsidiary of the Issuer is or is not or was or was not at any particular time a Principal Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Trustee and the Bondholders.

“Redemption Notice Cut-off Date” has the meaning provided in Condition 6(i).

“Redemption Settlement Shares” has the meaning provided in Condition 6(i).

“Reference Date” has the meaning provided in Condition 5(h).

“Relevant Date” means, in respect of any Bond or Coupon, whichever is the later of (i) the date on which payment in respect of it first becomes due and (ii) if any amount of the money payable is improperly withheld or refused the date on which payment in full of the amount outstanding is made or (if earlier) the date on which notice is duly given by the Issuer or to the Bondholders in accordance with Condition 16 that, upon further presentation of the Bond or Coupon, where required pursuant to these Conditions, being made, such payment will be made, provided that such payment is in fact made as provided in these Conditions.

“Relevant Stock Exchange” means, in respect of the Ordinary Shares, the London Stock Exchange (or if at the relevant time the Ordinary Shares are not listed on the London Stock Exchange, the principal stock exchange or securities market on which the Ordinary Shares are then listed or quoted or dealt in) and, in respect of ADSs, means NASDAQ (or if at the relevant time the ADSs are not listed on NASDAQ, the principal stock exchange or securities market on which the ADSs are then listed or quoted or dealt in).

“Retroactive Adjustment” has the meaning provided in Condition 5(c).

“Securities” means any securities including, without limitation, Ordinary Shares, or options, warrants or other rights to subscribe for or purchase or acquire Ordinary Shares.

“Shareholders” means the holders of Ordinary Shares.

“Share Settlement Option” has the meaning provided in Condition 6(i).

“Share Settlement Option Notice” has the meaning provided in Condition 6(a) or as appropriate 6(d).

“Share Settlement Option Notice Annulment” has the meaning provided in Condition 6(i).

“Specified Date” has the meaning provided in Conditions 5(b)(vii) and (viii).

“Spin-Off” means:

(a)	a distribution of Spin-Off Securities by the Issuer to Shareholders as a class; or

(b)
any issue, transfer or delivery of any property or assets (including cash or shares or securities of or in or issued or allotted by any entity) by any entity (other than the Issuer) to Shareholders as a class or, in the case of or in connection with a Newco Scheme, Existing Shareholders as a class (but excluding the issue and allotment of ordinary shares by Newco to Existing Shareholders as a class), pursuant in each case to any arrangements with the Issuer or any of its Subsidiaries.

“Spin-Off Securities” means equity share capital of an entity other than the Issuer or options, warrants or other rights to subscribe for or purchase equity share capital of an entity other than the Issuer.

“Subsidiary” means, in respect of any entity, any undertaking which is for the time being a subsidiary undertaking of that entity within the meaning of Section 736 of the Companies Act.

“UK Listing Authority” means the Financial Services Authority in its capacity as competent authority for the purposes of the Financial Services and Markets Act 2000.

“Volume Weighted Average Price” means, in respect of an Ordinary Share, a Security or, as the case may be, a Spin-Off Security on any dealing day, the volume-weighted average price of an Ordinary Share, a Security or, as the case may be, a Spin-Off Security published by or derived (in the case of an Ordinary Share) from the price displayed under the heading “Bloomberg VWAP” on Bloomberg page SHP LN AQR (or any successor page) in respect of the period from 8.00am. to 4.30pm., London time, on such dealing day or (in the case of a Security or Spin-Off Security) from the principal stock exchange or securities market on which such Securities or Spin-Off Securities are then listed or quoted or dealt in, if any or, in any such case, such other source as shall be determined to be appropriate by a Financial Adviser on such dealing day, provided that if on any such dealing day where such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of an Ordinary Share, Security or a Spin-Off Security, as the case may be, in respect of such dealing day shall be the Volume Weighted Average Price, determined as provided above, on the immediately preceding dealing day on which the same can be so determined.

“£” and “Sterling” and “pounds sterling” mean the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland.

“U.S.$” and “U.S. dollars” mean the lawful currency for the time being of the United States of America.

References to any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

In making any calculation or determination of Current Market Price or Volume Weighted Average Price, the Issuer shall instruct the Financial Adviser to determine such adjustments (if any) as that Financial Adviser considers appropriate to reflect any consolidation or sub-division of the Ordinary Shares or any issue of Ordinary Shares by way of capitalisation of profits or reserves and the Current Market Price or Volume Weighted Average Price shall be adjusted accordingly.

References to any issue or offer or grant to Shareholders or Existing Shareholders “as a class” or “by way of rights” shall be taken to be references to an issue or offer or grant to all or substantially all Shareholders or Existing Shareholders, as the case may be, other than Shareholders or Existing Shareholders, as the case may be, to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.

For the purposes of Conditions 5(b), (c), (h) and (i), Condition 6(i) and Condition 10 only, (a) references to the “issue” of Ordinary Shares shall include the transfer and/or delivery of Ordinary Shares, whether newly issued and allotted or previously existing or held by or on behalf of the Issuer or any of its Subsidiaries, and (b) Ordinary Shares held by or on behalf of the Issuer or any of its respective Subsidiaries (and which, in the case of Condition 5(b)(iv) and (vi), do not rank for the relevant right or other entitlement) shall not be considered as or treated as “in issue”. For the purposes of Conditions 5(b), (c) and (d), the number of Ordinary Shares “in issue” on any date shall be deemed to include the number of Ordinary Shares into which the holders of any outstanding Exchangeable Ordinary Shares are entitled to exchange on such date (whether or not the terms of the Exchangeable Ordinary Shares actually permit exchange on such date) and references to Shareholders, Existing Shareholders and Dividend in such Conditions shall be construed accordingly.

References in these Conditions to listing on the London Stock Exchange plc (or like or similar references) shall be construed as admission to the Official List of the UK Listing Authority and admission to trading on the EEA Regulated Market of the London Stock Exchange and references to “EEA Regulated Market” means a market as defined by Article 1(13) of the Investment Services Directive 93/22/EEC.

Any determination by a Financial Adviser appointed by the Issuer in any of the circumstances contemplated in these Conditions shall (save in the case of manifest error) be final and binding on the Issuer, the Trustee, the Paying and Conversion Agent and the Bondholders.

4	Interest

(a)	Interest Rate

The Bonds bear interest from and including the Closing Date at the rate of 2.75 per cent. per annum calculated by reference to the principal amount thereof and payable semi-annually in equal instalments in arrear on 9 May and 9 November in each year (each an “Interest Payment Date”), commencing with the Interest Payment Date falling on 9 November 2007.

The amount of interest payable in respect of any period which is not an Interest Period shall be calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

“Interest Period” means the payment period beginning on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

(b)	Accrual of Interest

Each Bond will cease to bear interest (i) where the Conversion Right shall have been exercised by a Bondholder, from the Interest Payment Date immediately preceding the relevant Conversion Date or, if none, the Closing Date (subject in any such case as provided in Condition 5(j)) or (ii) where such Bond is being redeemed or repaid pursuant to Condition 6 or Condition 9, from the due date for redemption or repayment thereof unless, upon due presentation thereof, payment of principal is improperly withheld or refused or, following any election by the Issuer to exercise its Share Settlement Option, the Issuer fails duly to perform its obligation to issue and deliver the Redemption Settlement Shares and Cash Settlement Amount (if any) in accordance with Condition 6(i), in which event interest will continue to accrue at the rate specified in Condition 4(a) (both before and after judgment) until whichever is the earlier of (a) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant Bondholder, and (b) the day seven days after the Trustee or the Principal Paying and Conversion Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions).

5	Conversion of Bonds

(a)	Conversion Period and Conversion Price

Subject to, and as provided in, these Conditions, each Bond shall entitle the holder to convert such Bond into new and/or existing Ordinary Shares as determined by the Issuer, credited as fully paid, (a “Conversion Right”).

Subject as provided in Condition 5(b)(x), the number of Ordinary Shares to be issued and/or delivered on exercise of a Conversion Right shall be determined by dividing the principal amount of the Bonds by the conversion price (the “Conversion Price”) in effect on the relevant Conversion Date. As at the Closing Date, the number of Ordinary Shares to be issued and/or delivered on exercise of a Conversion Right shall not exceed 40.05768306 per U.S.$1,000 principal amount of Bonds (“Maximum Number of

Conversion Ordinary Shares”). Thereafter the Maximum Number of Conversion Ordinary Shares shall be adjusted mutatis mutandis in accordance with the adjustments set out in Condition 5(b)(i) to (ix) inclusive and Condition 5(b)(xi).

The initial Conversion Price is U.S.$33.5879 per Ordinary Share. The Conversion Price is subject to adjustment in the circumstances described in Condition 5(b).

A Bondholder may exercise the Conversion Right in respect of a Bond by delivering such Bond to the specified office of any Paying and Conversion Agent in accordance with Condition 5(h).

Subject to, and as provided in, these Conditions, the Conversion Right in respect of a Bond may be exercised, at the option of the relevant Bondholders, at any time subject to any applicable fiscal or other laws or regulations and as hereinafter provided from 18 June 2007 to the close of business (at the place where the relevant Bond is delivered for conversion) on the date falling 14 days prior to the Final Maturity Date (both days inclusive) or, if such Bond is to be redeemed pursuant to Condition 6(b) prior to the Final Maturity Date, then up to the close of business (at the place aforesaid) on the 14th day before the date fixed for redemption thereof pursuant to Condition 6(b) or if notice requiring redemption has been given by the relevant Bondholders requiring redemption pursuant to Condition 6(d)) then up to the close of business (at the place aforesaid) on the day prior to the giving of such notice, unless in any such case there shall be default in making payment in respect of such Bond on such date fixed for redemption, in which event the Conversion Right shall extend up to the close of business (at the place aforesaid) on the date on which the full amount of such payment becomes available for payment and notice of such availability has been duly given in accordance with Condition 16 or, if earlier, the Final Maturity Date; provided that, in each case, if the final such date for the exercise of Conversion Rights is not a business day at the place aforesaid, then the period for exercise of the Conversion Right by Bondholders shall end on the immediately preceding business day at the place aforesaid.

Conversion Rights may not be exercised following the giving of notice by the Trustee pursuant to Condition 9.

The period during which Conversion Rights may (subject as provided above) be exercised by a Bondholder is referred to as the “Conversion Period”.

Conversion Rights may only be exercised in respect of the full principal amount of a Bond.

Fractions of Ordinary Shares will not be delivered on conversion in accordance with this Condition 5(a) or pursuant to Condition 5(c) and no cash payment or other adjustment will be made in lieu thereof. However, if the Conversion Right in respect of more than one Bond is exercised at any one time such that Ordinary Shares to be delivered on conversion in accordance with this Condition 5(a) or pursuant to Condition 5(c) are to be credited to the same account, the relevant number of Ordinary Shares shall be calculated on the basis of the aggregate principal amount of such Bonds being so converted, rounded down to the nearest whole number of Ordinary Shares.

The Issuer will procure that Ordinary Shares to be issued and delivered on conversion will be issued and delivered to the Bondholder completing the relevant Conversion Notice or his nominee. Such Ordinary Shares will be deemed to be issued and delivered as of the relevant Conversion Date. Any Additional Ordinary Shares to be issued and delivered pursuant to Condition 5(c) will be issued and delivered as of the date the relevant Retroactive Adjustment takes effect or as at the date of issue and delivery of Ordinary Shares if the adjustment results from the issue and delivery of Ordinary Shares.

(b)	Adjustment of Conversion Price

Upon the happening of any of the events described below, the Conversion Price shall be adjusted as follows:

(i)
If and whenever there shall be a consolidation, reclassification or subdivision in relation to the Ordinary Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such consolidation, reclassification or subdivision by the following fraction:

A
_______________
B

where:

A is the aggregate number of Ordinary Shares in issue immediately before such consolidation, reclassification or subdivision, as the case may be; and

B is the aggregate number of Ordinary Shares in issue immediately after, and as a result of, such consolidation, reclassification or subdivision, as the case may be.

Such adjustment shall become effective on the date the consolidation, reclassification or subdivision, as the case may be, takes effect.

(ii)
If and whenever the Issuer shall issue any Ordinary Shares credited as fully paid to the Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) other than (1) where any such Ordinary Shares are or are to be issued instead of the whole or part of a Dividend in cash which the Shareholders would or could otherwise have elected to receive or (2) where the Shareholders may elect to receive a Dividend in cash in lieu of such Ordinary Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue by the following fraction:

A
_______________
B

where:

A is the aggregate number of Ordinary Shares in issue immediately before such issue; and

B is the aggregate number of Ordinary Shares in issue immediately after such issue.

Such adjustment shall become effective on the date of issue of such Ordinary Shares.

(iii)
If and whenever the Issuer shall pay or make any Dividend to the Shareholders, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the relevant Dividend by the following fraction:

A—B
_______________
A

where:

A
is the Current Market Price of one Ordinary Share on the first date on which the Ordinary Shares are traded ex-the relevant Dividend on the Relevant Stock Exchange or, in the case of a purchase of Ordinary Shares or any ADSs or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any Subsidiary of the Issuer, on which such Ordinary Shares (or ADSs or other receipts or certificates) are purchased or, in the case of a Spin-Off, is the Current Market Price of an Ordinary Share on the first date on which the Ordinary Shares are traded ex-the relevant Spin-Off; and

B
is the portion of the Fair Market Value of the aggregate Dividend attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Dividend by the number of Ordinary Shares in issue (or, in the case of a purchase of Ordinary Shares or any ADSs or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any Subsidiary of the Issuer, by the number of Ordinary Shares in issue immediately prior to such purchase).

Such adjustment shall become effective on the first date on which the Ordinary Shares are traded ex-the relevant Dividend on the Relevant Stock Exchange or, in the case of a purchase of Ordinary Shares or any ADSs or other receipts or certificates representing Ordinary Shares, on the date such purchase is made or, in any such case if later, the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein.

For the purposes of the above, the Fair Market Value of a cash Dividend shall (subject as provided in paragraph (a) of the definition of “Dividend” and in the definition of “Fair Market Value”) be determined as at the first date on which the Ordinary Shares are traded ex-the relevant cash Dividend on the Relevant Stock Exchange, and in the case of a non-cash Dividend, the Fair Market Value of the relevant Dividend shall be the Fair Market Value of the relevant Spin-Off Securities or, as the case may be, the relevant property or assets.

(iv)
If and whenever the Issuer shall issue Ordinary Shares to Shareholders as a class by way of rights, or issue or grant to Shareholders as a class by way of rights, options, warrants or other rights to subscribe for or purchase any Ordinary Shares, in each case at a price per Ordinary Share which is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of the issue or grant of such Ordinary Shares, options, warrants or other rights, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue or grant by the following fraction:

A+B
_______________
A+C

where:

A	is the number of Ordinary Shares in issue immediately before such announcement;

B
is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares issued by way of rights, or for the options or warrants or other rights issued by way of rights and for the total number of Ordinary Shares deliverable on the exercise thereof, would purchase at such Current Market Price per Ordinary Share; and

C
is the number of Ordinary Shares issued or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights.

Such adjustment shall become effective on the first date on which the Ordinary Shares are traded ex-rights, ex-options or ex-warrants on the Relevant Stock Exchange.

(v)
If and whenever the Issuer shall issue any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase any Ordinary Shares) to Shareholders as a class by way of rights or grant to Shareholders as a class by way of rights any options, warrants or other rights to subscribe for or purchase any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase Ordinary Shares), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue or grant by the following fraction:

A—B
_______________
A

where:

A	is the Current Market Price of one Ordinary Share on the first date on which the terms of such issue or grant are publicly announced; and

B	is the Fair Market Value of the rights attributable to one Ordinary Share on the first date on which the terms of such issue or grant are publicly announced.

Such adjustment shall become effective on the first date on which the Ordinary Shares are traded ex-rights, ex-options or ex-warrants on the Relevant Stock Exchange.

(vi)
If and whenever the Issuer shall issue (otherwise than as mentioned in sub-paragraph (b)(iv) above) wholly for cash or for no consideration any Ordinary Shares (other than Ordinary Shares issued on conversion of the Bonds or on the exercise of any rights of conversion into, or exchange or subscription for or purchase of, Ordinary Shares) or issue or grant (otherwise than as mentioned in sub-paragraph (b)(iv) above) wholly for cash or for no consideration any options, warrants or other rights to subscribe for or purchase any Ordinary Shares (other than the Bonds, which term shall for this purpose include any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds), in each case at a price per Ordinary Share which is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue or grant by the following fraction:

A+B
_______________
A+C

where:

A	is the number of Ordinary Shares in issue immediately before the issue of such Ordinary Shares or the grant of such options, warrants or rights;

B
is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the issue of such Ordinary Shares or, as the case may be, for the Ordinary Shares to be issued or otherwise made available upon the exercise of any such options, warrants or rights, would purchase at such Current Market Price per Ordinary Share; and

C
is the number of Ordinary Shares to be issued pursuant to such issue of such Ordinary Shares or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights.

Such adjustment shall become effective on the date of issue of such Ordinary Shares or, as the case may be, the grant of such options, warrants or rights.

(vii)
If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request of or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity (otherwise than as mentioned in sub-paragraphs (b)(iv), (b)(v) or (b)(vi) above) shall issue wholly for cash or for no consideration any Securities (other than the Bonds, which term shall for this purpose exclude any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds), which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued) or Securities which by their terms might be redesignated as Ordinary Shares, and the consideration per Ordinary Share receivable upon conversion, exchange, subscription or redesignation is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of issue of such Securities (or the terms of such grant), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue (or grant) by the following fraction:

A+B
_______________
A+C

where:

A
is the number of Ordinary Shares in issue immediately before such issue or grant (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for Ordinary Shares which have been issued by the Issuer for the purposes of or in connection with such issue, less the number of such Ordinary Shares so issued);

B
is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription attached to such Securities or, as the case may be, for the Ordinary Shares to be issued or to arise from any such redesignation would purchase at such Current Market Price per Ordinary Share; and

C
is the maximum number of Ordinary Shares to be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such right of subscription attached thereto at the effective initial conversion, exchange or subscription price or rate or, as the case may be, the maximum number of Ordinary Shares which may be issued or arise from any such redesignation, provided that if at the time of issue of the relevant Securities or date of grant of such rights (as used in this sub-paragraph (b)(vii) the “Specified Date”) such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription are exercised or, as the case may be, such Securities are redesignated or at such other time as may be provided) then for the purposes of this sub-paragraph (b)(vii), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition or, as the case may be, redesignation had taken place on the Specified Date.

Such adjustment shall become effective on the date of issue of such Securities or, as the case may be, the grant of such rights.

(viii)
If and whenever there shall be any modification of the rights of conversion, exchange or subscription attaching to any such Securities (other than the Bonds, which term shall for this purpose include any further bonds issued pursuant to Condition 17 and forming a single series with the Bonds) as are mentioned in sub-paragraph (b)(vii) above (other than in accordance with the terms (including terms as to adjustment) applicable to such Securities upon issue) so that following such modification the consideration per Ordinary Share receivable has been reduced and is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the proposals for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such modification by the following fraction:

A+B
_______________
A+C

where:

A
is the number of Ordinary Shares in issue immediately before such modification (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for Ordinary Shares which have been issued, purchased or acquired by the Issuer or any Subsidiary of the Issuer (or at the direction or request or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) for the purposes of or in connection with such issue, less the number of such Ordinary Shares so issued, purchased or acquired);

B
is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription attached to the Securities so modified would purchase at such Current Market Price per Ordinary Share or, if lower, the existing conversion, exchange or subscription price of such Securities; and

C
is the maximum number of Ordinary Shares which may be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such rights of subscription attached thereto at the modified conversion, exchange or subscription price or rate but giving credit in such manner as a Financial Adviser shall consider appropriate for any previous adjustment under this sub-paragraph or sub-paragraph (b)(vii) above, provided that if at the time of such modification (as used in this sub-paragraph (b)(viii) the “Specified Date”) such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription are exercised or at such other time as may be provided) then for the purposes of this paragraph (b)(viii), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange or subscription had taken place on the Specified Date.

Such adjustment shall become effective on the date of modification of the rights of conversion, exchange or subscription attaching to such Securities.

(ix)
If and whenever the Issuer or any Subsidiary of the Issuer or (at the direction or request of or pursuant to any arrangements with the Issuer or any Subsidiary of the Issuer) any other company, person or entity shall offer any Securities in connection with which Shareholders as a class are entitled to participate in arrangements whereby such Securities may be acquired by them (except where the Conversion Price falls to be adjusted under sub- paragraphs (b)(ii), (iii), (iv), (vi) or (vii) above or (x) below (or would fall to be so adjusted if the relevant issue or grant was at less than 95 per cent. of the Current Market Price per Ordinary Share on the relevant dealing day) or under sub-paragraph (b)(v) above) the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before the making of such offer by the following fraction:

A—B
_______________
A

where:

A	is the Current Market Price of one Ordinary Share on the date on which the terms of such offer are first publicly announced; and

B	is the Fair Market Value on the date of such announcement of the portion of the relevant offer attributable to one Ordinary Share.

Such adjustment shall become effective on the first date on which the Ordinary Shares are traded ex-rights on the Relevant Stock Exchange.

(x)
If an offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) such Shareholders other than the offeror and/or any associate of the offeror (as defined in Section 430E(4) of the Companies Act)), to acquire all or a majority of the issued ordinary share capital of the Issuer or if any person proposes a scheme with regard to such acquisition (other than an Exempt Newco Scheme) and (such offer or scheme having become or been declared unconditional in all respects) the right to cast more than 50 per cent. of the votes which may ordinarily be cast on a poll at a general meeting of the Issuer has or will become unconditionally vested in the offeror and/or any such parties as aforesaid (a “Change of Control”) then upon any exercise of Conversion Rights during the period (the “Change of Control Period”) commencing on the occurrence of the Change of Control and ending 60 calendar days following the Change of Control or, if later, 60 calendar days following the date on which a Change of Control Notice as required by Condition 5(g) is given, the Conversion Price shall be as set out below, but in each case adjusted, if appropriate, under the foregoing provisions of this Condition 5(b):

Conversion Date	Conversion Price
(U.S.$)
On or before 9 May 2008	24.9640
Thereafter, but on or before 9 May 2009	26.6887
Thereafter, but on or before 9 May 2010	28.4135
Thereafter, but on or before 9 May 2011	30.1383
Thereafter, but on or before 9 May 2012	31.8631
Thereafter, and until the Final Maturity Date	33.5879

(xi)
If the Issuer (after consultation with the Trustee) determines that an adjustment should be made to the Conversion Price as a result of one or more circumstances that are similar in substance to any one or more of the circumstances referred to in sub-paragraphs (b)(i) to (ix) above but are not adjusted for (or are not sufficiently adjusted for) by sub-paragraphs (b)(i) to (x) above (even if the relevant circumstance is specifically excluded from the operation of sub-paragraphs (b)(i) to (x) above), the Issuer shall, at its own expense and acting reasonably, request a Financial Adviser to determine as soon as practicable what adjustment (if any) to the Conversion Price is fair and reasonable to take account thereof and the date on which such adjustment should take effect and upon such determination such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that an adjustment shall only be made pursuant to this sub-paragraph (b)(xi) if such Financial Adviser is so requested to make such a determination not more than 21 days after the date on which the relevant circumstance arises and if the adjustment would result in a reduction to the Conversion Price.

Notwithstanding the foregoing provisions, where the events or circumstances giving rise to any adjustment pursuant to this Condition 5(b) have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of any other events or circumstances which have already given or will give rise to an adjustment to the Conversion Price or where more than one event which gives rise to an adjustment to the Conversion Price occurs within such a short period of time that, based on reasonable market expectations, a modification to the operation of the adjustment provisions is required to give the intended result, such modification shall be made to the operation of the adjustment provisions as may be advised by a Financial Adviser to be in its opinion appropriate to give the intended result and provided further that, for the avoidance of doubt, the issue of Ordinary Shares pursuant to the exercise of Conversion Rights shall not result in an adjustment to the Conversion Price.

For the purpose of any calculation of the consideration receivable or price pursuant to sub-paragraphs (iv), (vi), (vii) and (viii), the following provisions shall apply:

(a)	the aggregate consideration receivable or price for Ordinary Shares issued for cash shall be the amount of such cash;

(b)
(x) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the conversion or exchange of any Securities shall be deemed to be the consideration or price received or receivable for any such Securities and (y) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the exercise of rights of subscription attached to any Securities or upon the exercise of any options, warrants or rights shall be deemed to be that part (which may be the whole) of the consideration or price received or receivable for such Securities or, as the case may be, for such options, warrants or rights which are attributed by the Issuer to such rights of subscription or, as the case may be, such options, warrants or rights or, if no part of such consideration or price is so attributed, the Fair Market Value of such rights of subscription or, as the case may be, such options, warrants or rights as at the date of the first public announcement of the terms of issue of such Securities or, as the case may be, such options, warrants or rights, plus in the case of each of (x) and (y) above, the additional minimum consideration receivable or price (if any) upon the conversion or exchange of such Securities, or upon the exercise of such rights of subscription attached thereto or, as the case may be, upon exercise of such options, warrants or rights and (z) the consideration receivable or price per Ordinary Share upon the conversion or exchange of, or upon the exercise of such rights of subscription attached to, such Securities or, as the case may be, upon the exercise of such options, warrants or rights shall be the aggregate consideration or price referred to in (x) or (y) above (as the case may be) divided by the number of Ordinary Shares to be issued upon such conversion or exchange or exercise at the effective initial conversion, exchange or subscription price or rate;

(c)
if the consideration or price determined pursuant to (a) or (b) above (or any component thereof) shall be expressed in a currency other than Sterling it shall be converted into Sterling at such rate of exchange as may be determined in good faith by the Issuer to be the spot rate ruling at the close of business on the date of the first public announcement of the terms of issue of such Ordinary Shares or, as the case may be, Securities (or if no such rate is available on that date, the equivalent rate on the immediately preceding date on which such rate is available); and

(d)
in determining consideration or price pursuant to the above, no deduction shall be made for any commissions or fees (howsoever described) or any expenses paid or incurred for any underwriting, placing or management of the issue of the relevant Ordinary Shares or Securities or options, warrants or rights, or otherwise in connection therewith.

(c)	Retroactive Adjustments

If the Conversion Date in relation to the conversion of any Bond shall be after any consolidation, reclassification or sub-division as is mentioned in Condition 5(b)(i), or after the record date or other due date for the establishment of entitlement for any such issue, distribution, grant or offer (as the case may be) as is mentioned in Condition 5(b)(ii), (iii) (iv), (v) or (ix), or after any such issue or grant as is mentioned in Condition 5(b)(vi) and (vii), in any case in circumstances where the relevant Conversion Date falls before the relevant adjustment becomes effective under Condition 5(b) (such adjustment, a “Retroactive Adjustment”), then the Issuer shall (conditional upon the relevant adjustment becoming effective) procure that there shall be issued and/or delivered to the converting Bondholder, in accordance with the instructions contained in the relevant Conversion Notice, such additional number of Ordinary Shares (if any) (the “Additional Ordinary Shares”) as, together with any Ordinary Shares issued or delivered or to be issued or delivered on conversion of the relevant Bond (together with any fraction of an Ordinary Share not so issued or delivered), is equal to the number of Ordinary Shares which would have been required to be issued or delivered on conversion of such Bond if the relevant adjustment (more particularly referred to in the said provisions of Condition 5(b)) to the Conversion Price had in fact been made and become effective immediately prior to the relevant Conversion Date.

(d)	Decision of a Financial Adviser

If any doubt shall arise as to the appropriate adjustment to the Conversion Price, and following consultation between the Issuer and a Financial Adviser, a written opinion of such Financial Adviser in respect of such adjustment to the Conversion Price shall be conclusive and binding on all parties, save in the case of manifest error.

(e)	Employees’ Share Schemes and Exchangeable Ordinary Shares

No adjustment will be made to the Conversion Price where Ordinary Shares, ADSs or other Securities (including rights, warrants and options) are issued, offered, exercised, allotted, appropriated, modified or granted to, or for the benefit of, or are purchased or acquired by, any employees or former employees (including Directors holding or formerly holding executive office or the personal service company of any such person) or their spouses or relatives, in each case, of the Issuer or any of its Subsidiaries or any associated company or to or by trustees to be held for the benefit of any such person or any employee share trust, in any such case pursuant to or for the purpose of any employee, director or executive share or option or incentive scheme. For the avoidance of doubt, no adjustment will be made to the Conversion Price where Ordinary Shares or ADSs are issued and allotted upon exchange of the Exchangeable Ordinary Shares in accordance with their terms.

(f)	Rounding Down and Notice of Adjustment to the Conversion Price

On any adjustment, the resultant Conversion Price, if not an integral multiple of U.S.$0.01, shall be rounded down to the nearest whole multiple of U.S.$0.01. No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one per cent. of the Conversion Price then in effect. Any adjustment not required to be made, and/or any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time.

Notice of any adjustments to the Conversion Price shall be given by the Issuer to Bondholders in accordance with Condition 16 and the Trustee promptly after the determination thereof.

The Conversion Price shall not in any event be reduced such that on translation into Sterling at the rate required to be applied for the purpose it would be below the nominal value of the Ordinary Shares and the Issuer undertakes that it shall not take any action, and shall procure that no action is taken, that would otherwise result in an adjustment to the Conversion Price to below such nominal value.

(g)	Change of Control

Within 14 calendar days following the occurrence of a Change of Control, the Issuer shall give notice thereof to the Trustee and to the Bondholders in accordance with Condition 16 (a “Change of Control Notice”). Such notice shall contain a statement informing Bondholders of their entitlement to exercise their Conversion Rights as provided in these Conditions.

The Change of Control Notice shall also specify:

(i)	all information material to Bondholders concerning the Change of Control;

(ii)	the Conversion Price immediately prior to the occurrence of the Change of Control and the Conversion Price applicable pursuant to Condition 5(b)(x) during the Change of Control Period;

(iii)	the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange as at the latest practicable date prior to the publication of such notice;

(iv)	the last day of the Change of Control Period; and

(v)	such other information relating to the Change of Control as the Trustee may require.

The Trustee shall not be required to take any steps to ascertain whether a Change of Control or any event which could lead to a Change of Control has occurred or may occur and will not be responsible or liable to Bondholders or any other person for any loss arising from any failure by it to do so.

(h)	Procedure for exercise of Conversion Rights

The Conversion Right may be exercised by a Bondholder during the Conversion Period by delivering the relevant Bond to the specified office of any Paying and Conversion Agent, during its usual business hours, accompanied by a duly completed and signed notice of conversion (a “Conversion Notice”) in the form (for the time being current) obtainable from any Paying and Conversion Agent. Conversion Rights shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Paying and Conversion Agent to whom the relevant Conversion Notice is delivered is located. If such delivery is made after the end of normal business hours or on a day which is not a business day in the place of the specified office of the relevant Paying and Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following such business day.

A Conversion Notice, once delivered, shall be irrevocable.

The conversion date in respect of a Bond (the “Conversion Date”) shall be the London business day immediately following the date of the delivery of the Bonds and the Conversion Notice and, if applicable, the making of any payment to be made as provided below.

Each Bond should be delivered upon exercise of a Conversion Right together with all Coupons relating to it which mature on or after the relevant Conversion Date, failing which the relevant Bondholder will be required to pay the full amount of any such missing Coupon. Each amount so paid will be repaid in the manner specified in Condition 7 against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant missing Coupon at any time after the relevant Conversion Date and before the expiry of 10 years after the Relevant Date in respect of the relevant Bond (whether or not a Coupon would otherwise have become void pursuant to Condition 11), but not thereafter.

A Bondholder exercising a Conversion Right must pay directly to the relevant authorities any taxes and capital, stamp, issue and registration and transfer taxes and duties arising on conversion (other than any stamp duty reserve tax or capital, stamp, issue and registration and transfer taxes and duties payable in the United Kingdom in respect of the allotment, issue and/or delivery of any Ordinary Shares on such conversion (including any Additional Ordinary Shares), which shall be paid by the Issuer except for any stamp duty or stamp duty reserve tax that arises (a) as a result of a Bondholder being within the categories of persons referred to in sub-paragraphs (i) and (ii) of the paragraph below or (b) as a result of a Bondholder nominating that the Ordinary Shares (including any Additional Ordinary Shares) are issued or delivered to a different party (other than a nominee acting on behalf of the Bondholder) (which shall in each case be for the account of that Bondholder) and such Bondholder must pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such conversion. For the avoidance of doubt, the Trustee shall not be responsible for determining whether such taxes, stamp duty reserve tax or capital, stamp, issue and registration and transfer taxes and duties are payable or the amount thereof and it shall not be responsible or liable for any failure by the Issuer to pay such taxes, stamp duty reserve tax or capital, stamp, issue and registration and transfer taxes and duties.

The Ordinary Shares will not be available for issue (i) to, or to a nominee or agent for, Euroclear Bank S.A./N.V. or Clearstream Banking, société anonyme or any other person providing a clearance service within the meaning of Section 96 of the Finance Act 1986 of the United Kingdom or (ii) to a person, or nominee or agent for a person, whose business is or includes issuing depositary receipts within the meaning of Section 93 of the Finance Act 1986 of the United Kingdom, in each case at any time prior to the “abolition day” as defined in Section 111(1) of the Finance Act 1990 of the United Kingdom.

Ordinary Shares to be delivered on conversion of the Bonds (including any Additional Ordinary Shares) will be delivered in uncertificated form through the dematerialised securities trading system operated by CRESTCo Limited, known as CREST, unless, at the time of issue, the Ordinary Shares are not a participating security in CREST. Where Ordinary Shares are to be issued through CREST, they will be delivered to the account specified by the relevant Bondholder in the relevant Conversion Notice by not later than seven London business days following the relevant Conversion Date (or, in the case of any Additional Ordinary Shares, not later than seven London business days following the date (the “Reference Date”) the relevant Retroactive Adjustment takes effect). Where Ordinary Shares are to be delivered in certificated form, a certificate in respect thereof will be dispatched by mail free of charge (but uninsured and at the risk of the recipient) to the relevant Bondholder or as it may direct in the relevant Conversion Notice within 28 days following the relevant Conversion Date or, as the case may be, the Reference Date.

(i)	Ranking

(i)
Ordinary Shares issued and/or delivered upon conversion of the Bonds will be fully paid and will in all respects rank pari passu with the fully paid Ordinary Shares in issue on the relevant Conversion Date or, in the case of Additional Ordinary Shares, on the relevant Reference Date, except that such Ordinary Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments where the relevant record date or other due date for the establishment of entitlement falls prior to the relevant Conversion Date or, as the case may be, the relevant Reference Date.

(ii)
Save as provided in Condition 5(j), no payment or adjustment shall be made on conversion for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Closing Date).

(j)	Interest on Conversion

If any notice requiring the redemption of any Bonds is given pursuant to Condition 6(b) on or after the fifteenth London business day prior to a record date which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Closing Date) in respect of any Dividend or distribution payable in respect of the Ordinary Shares where such notice specifies a date for redemption falling on or prior to the date which is 14 days after the Interest Payment Date next following such record date, interest shall accrue at 2.75 per cent. per annum on Bonds in respect of which Conversion Rights shall have been exercised and in respect of which the Conversion Date falls after such record date and on or prior to the Interest Payment Date next following such record date in respect of such Dividend or distribution, in each case from and including the preceding Interest Payment Date (or, if such Conversion Date falls before the first Interest Payment Date, from the Closing Date) to but excluding such Conversion Date. The Issuer shall pay any such interest by not later than 14 days after the relevant Conversion Date by a U.S. dollar cheque or by a transfer to a U.S. dollar account maintained with a bank outside the United States in accordance with instructions given by the relevant Bondholder in the relevant Conversion Notice. For the avoidance of doubt, no payment under this Condition 5(j) should be due in respect of any Dividend or distribution referred to above in circumstances where the relevant Bondholder is entitled to receive Additional Ordinary Shares pursuant to Condition 5(c) in respect thereof.

(k)	Purchase or Redemption of Ordinary Shares and ADSs

The Issuer may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back its own shares (including Ordinary Shares) or any ADSs or other receipts or certificates representing the same without the consent of the Bondholders or Couponholders.

(l)	No duty to Monitor

The Trustee shall not be under any duty to monitor whether any event or circumstance has happened or exists which may require an adjustment to be made to the Conversion Price and will not be responsible or liable to the Bondholders for any loss arising from any failure by it to do so.

6	Redemption and Purchase

(a)	Final Redemption

Unless previously purchased and cancelled, redeemed or converted as herein provided, the Bonds will be redeemed at their principal amount on the Final Maturity Date, subject to Condition 6(e) and Condition 6(i). The Bonds may only be redeemed at the option of the Issuer prior to the Final Maturity Date in accordance with Condition 6(b) or at the option of the Bondholder in accordance with Condition 6(d), in each case, subject to Condition 6(e) and, in the case of redemption on the Put Date pursuant to sub-paragraph (i) of Condition 6(d), subject to Condition 6(i).

The Issuer may elect to satisfy its obligation to redeem the Bonds under this Condition 6(a) by exercising its Share Settlement Option with respect to all, but not some only, of the Bonds as described in Condition 6(i). To exercise its Share Settlement Option, the Issuer shall give a notice to such effect (the “Share Settlement Option Notice”) to the Trustee and to the Bondholders (which notice shall be irrevocable) in accordance with Condition 16 not more than 60 nor less than 30 days prior to the Final Maturity Date.

(b)	Redemption at the Option of the Issuer

On giving not less than 30 nor more than 60 days’ notice (an “Optional Redemption Notice”) to the Trustee and to the Bondholders (which notice shall be irrevocable) in accordance with Condition 16, the Issuer may redeem all but not some only of the Bonds on the date (the “Optional Redemption Date”) specified in the Optional Redemption Notice in each case at their principal amount, together with accrued but unpaid interest to such date:

(i)
at any time on or after 23 May 2012, if the Aggregate Value on each of not less than 20 dealing days in any period of 30 consecutive dealing days ending not earlier than 14 days prior to the giving of the relevant Optional Redemption Notice, exceeds U.S.$130,000; or

(ii)
if, at any time prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 85 per cent. or more in principal amount of the Bonds originally issued (which shall for this purpose include any further bonds issued pursuant to Condition 17 and consolidated and forming a single series with the Bonds).

(c)	Optional Redemption Notice

An Optional Redemption Notice shall be irrevocable. Any such notice shall specify (i) the Optional Redemption Date, (ii) the Conversion Price, the aggregate principal amount of the Bonds outstanding and the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange, in each case as at the latest practicable date prior to the publication of the Optional Redemption Notice, (iii) the last day on which Conversion Rights may be exercised by Bondholders and (iv) if the Issuer is electing to make payments in Sterling pursuant to Condition 6(e), that such election is being made.

(d)	Redemption at the Option of Bondholders

The Bondholder of each Bond will have the right to require the Issuer to redeem that Bond on

(i)	9 May 2012 (the “Put Date”); and

(ii)	following the occurrence of a Change of Control on the Change of Control Event Put Date (as defined below),

in each case at its principal amount together with interest accrued to, but excluding such date. To exercise such right, the Bondholder of the relevant Bond must present such Bond at the specified office of any Paying and Conversion Agent together with a duly completed and signed notice of exercise (a “Put Exercise Notice”), in the form for the time being current, obtainable from the specified office of any Paying and Conversion Agent not earlier than 90 nor less than 30 days prior to the Put Date or, in the case of a Change of Control, not later than 60 days after a Change of Control Notice shall have been given pursuant to Condition 5(g).

Payment in respect of any such Bond shall, subject to Condition 6(e) be made by transfer to a U.S. dollar account with a bank outside the United States specified by the relevant Bondholder in the Put Exercise Notice.

A Put Exercise Notice, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of Put Exercise Notices delivered as aforesaid on the Put Date or, as the case may be, the Change of Control Event Put Date.

“Change of Control Event Put Date” means the fourteenth London business day after the expiry of the period of 60 days referred to above.

The Issuer may elect to satisfy its obligation to redeem on the Put Date Bonds which are the subject of Put Exercise Notices under sub-paragraph (i) above of this Condition 6(d) by exercising its Share Settlement Option with respect to all, but not some only, of such Bonds as described in Condition 6(i). To exercise its Share Settlement Option, the Issuer shall give a notice to such effect (also a “Share Settlement Option Notice”) to the Trustee and to Bondholders (which notice shall be irrevocable) in accordance with Condition 16 not less than 10 days prior to the Put Date.

(e)	Issuer Option to Redeem in Sterling

Subject to the Issuer not having exercised its Share Settlement Option in accordance with Condition 6(i), the amount to be paid by the Issuer (the “Redemption Amount”) on the date for redemption (the “Redemption Date”) in accordance with Condition 6(a), (b) or (d) will be payable in U.S. dollars unless the Issuer elects to make payment in pounds sterling, in which event the Issuer shall: (i) in the case of redemption in accordance with Condition 6(a) give not less than 20 nor more than 60 days’ notice in writing thereof before the Final Maturity Date (unless a shorter notice period shall be agreed to by the Trustee in writing) to the Trustee and the Principal Paying and Conversion Agent and to the Bondholders in accordance with Condition 16; or (ii) in the case of redemption in accordance with Condition 6(b) give notice thereof in the Optional Redemption Notice; or (iii) in the case of redemption in accordance with Condition 6(d) give notice thereof not less than 10 days prior to the Put Date or Change of Control Event Put Date, as the case may be. Such pounds sterling amount shall be calculated by multiplying the Redemption Amount (in U.S. dollars) by 1.007 and converting such U.S. dollar amount into pounds sterling at the Prevailing Rate on the second business day prior to the Redemption Date and rounding the resultant figure (if necessary) to the nearest penny (with £0.005 being rounded upwards). Such calculation shall be made by the Issuer. If the Issuer so elects to pay in pounds sterling, the Issuer shall deliver to the Trustee on the Redemption Date a certificate signed by a director of the Issuer stating the amount in pounds sterling to be paid in respect of each U.S.$1,000 principal amount of Bonds and stating that such calculation complies with this Condition.

(f)	Purchase

Subject to the requirements (if any) of the UK Listing Authority or the London Stock Exchange or any stock exchange on which the Bonds may be admitted to listing and trading at the relevant time and subject to compliance with applicable laws and regulations, the Issuer or any Subsidiary of the Issuer may at any time purchase Bonds (provided that all unmatured Coupons relating to them are purchased therewith or attached thereto) in the open market or otherwise at any price. The Bonds so purchased, while held by or on or behalf of the Issuer or any Subsidiary of the Issuer shall not entitle the holder to vote at any meetings of Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Bondholders or for the purposes of Condition 13(a). Subject to applicable laws, any purchase by tender shall be made available to all Bondholders alike.

(g)	Cancellation

All Bonds which are redeemed or in respect of which Conversion Rights are exercised will be cancelled (together with all relative unmatured Coupons attached to the Bonds or surrendered with the Bonds) and may not be reissued or resold. Bonds purchased by the Issuer or any of its Subsidiaries may be surrendered to the Principal Paying and Conversion Agent for cancellation and may not be reissued or resold.

(h)	Multiple Notices

If more than one notice of redemption is given pursuant to this Condition 6, the first of such notices to be given shall prevail.

(i)	Share Settlement Option

Subject to the Ordinary Shares being listed on the London Stock Exchange at the due date for redemption, the Issuer may, in the circumstances referred to in Condition 6(a) or sub-paragraph (i) of Condition 6(d), (provided that no event or circumstance constituting a Knock-out Event (as defined below) has occurred in relation to the Issuer prior to the date of the relevant Share

Settlement Option Notice) elect (the “Share Settlement Option”) by giving a Share Settlement Option Notice in the manner described in Condition 6(a) or sub-paragraph (i) of Condition 6(d) in lieu of redeeming the relevant Bonds in cash, to effect redemption in respect of the Bonds by:

(a)
issuing and allotting or transferring to the relevant Bondholders such number of Ordinary Shares as is determined by dividing the principal amount of such Bonds by the Conversion Price prevailing on the Valuation Date (as defined below) provided that, in the event that the product of the Market Value (as defined below) of an Ordinary Share on the Valuation Date and the whole number of Ordinary Shares otherwise deliverable in accordance with this Condition 6(i)(a) exceeds the principal amount of such Bonds, the Issuer will deliver such lesser number of Ordinary Shares as results in the aggregate Market Value on the Valuation Date of the Ordinary Shares to be delivered equaling the principal amount of such Bonds, rounded down to the nearest whole number of Ordinary Shares;

(b)
making payment of an amount (the “Cash Settlement Amount”) equal to the amount (if any) by which the principal amount of such Bonds exceeds the product of the Market Value of an Ordinary Share on the Valuation Date and the whole number of Ordinary Shares to be issued or transferred and delivered in accordance with (a) above in respect of such Bonds; and

(c)	making or procuring payment in cash of any accrued and unpaid interest.

“Valuation Date” means the date falling three dealing days prior to the due date for redemption of the Bonds.

Fractions of Ordinary Shares will not be issued and no cash payment will be made in lieu thereof. However, if one or more Share Settlement Notices and relevant Bonds are delivered not later than the Redemption Notice Cut-off Date (as defined below) such that the Ordinary Shares to be issued or transferred and delivered on redemption of such Bonds are to be registered in the same name, the number of Ordinary Shares to be issued or transferred and delivered in respect thereof shall be calculated on the basis of the aggregate principal amount of such Bonds.

Where Ordinary Shares are to be issued or transferred and delivered to the Relevant Person pursuant to sub-paragraph (iii) below, the number of Ordinary Shares so to be issued or transferred and delivered shall be calculated on the basis of the aggregate principal amount of Bonds in respect of which such issue is to be effected.

Ordinary Shares to be issued or transferred and delivered in the manner contemplated in this Condition upon exercise of the Share Settlement Option are referred to as “Redemption Settlement Shares”.

If either (a) the Issuer does not deliver a relevant Share Settlement Option Notice in the manner and by the time set out in this Condition 6(i), or (b) the Issuer does so deliver a Share Settlement Option Notice but an event or circumstance constituting a Knock-out Event occurs in relation to the Issuer thereafter but prior to the issue of the Redemption Settlement Shares (such circumstances being referred to as a “Share Settlement Option Notice Annulment”), the relevant Bonds shall be redeemed for cash in accordance with the provisions of Condition 6(a) or, as appropriate sub-paragraph (i) of Condition 6(d) as appropriate and payment in respect thereof shall be made in accordance with Condition 7.

As used in this Condition 6(i):

“Knock-out Event” means “Bankruptcy”, “Failure to Pay”, “Obligation Acceleration” and/or “Restructuring”, as such terms are defined in the 2003 ISDA Credit Derivatives Definitions (the “Definitions”), and for these purposes:

(1)	the second sentence of Section 4.1 of the Definitions shall apply as if references to “Credit Event” were references to “Knock-out Event”;

(2)	references in the Definitions to the “Reference Entity” shall be deemed to be references to the Issuer;

(3)
references in the Definitions to an “Obligation” shall be deemed to be references to any obligation of the Issuer either directly or as provider of a Qualifying Guarantee, that is described by the Borrowed Money Obligation Category (as defined in the Definitions) and having the Not Subordinated Obligation Characteristic (as provided in paragraph (4) below), in each case as of the date of the event which constitutes the relevant Knock-out Event (and, for these purposes, where the obligation is a Qualifying Guarantee, Section 2.21(d)(i) of the Definitions shall apply);

(4)
an obligation shall be deemed to have the Not Subordinated Obligation Characteristic if (a) it is not Subordinated (as defined in the Definitions provided that the exclusion in the last sentence of such definition shall be disregarded) to any unsubordinated Borrowed Money obligation (as defined in the Definitions) of the Issuer and (b) if the obligation is a Qualifying Guarantee, the Underlying Obligation is not Subordinated to any unsubordinated Borrowed Money Obligation of the Underlying Obligor;

(5)
“Qualifying Guarantee” means an arrangement evidenced by a written instrument pursuant to which the Issuer irrevocably agrees (by guarantee of payment or equivalent legal arrangement) to pay all amounts due under an obligation (the “Underlying Obligation”) for which another party is the obligor (the “Underlying Obligor”). Qualifying Guarantees shall exclude any arrangement (a) structured as a surety bond, financial guarantee, insurance policy, letter of credit or equivalent legal arrangement or (b) pursuant to the terms of which the payment obligations of the Issuer can be discharged, reduced or otherwise altered or assigned (other than by operation of law) as a result of the occurrence or non-occurrence of an event or circumstance (other than payment). The benefit of a Qualifying Guarantee must be capable of being transferred together with the delivery, novation, transfer, assignment or sale (as appropriate) of the Underlying Obligations;

(6)
for the purposes of Sections 4.7(a) and 4.7(b) of the Definitions, the term Obligation shall be deemed to include Underlying Obligations for which the Issuer is acting as provider of a Qualifying Guarantee. In the case of a Qualifying Guarantee and an Underlying Obligation, references to the Reference Entity in Section 4.7(a) of the Definitions shall be deemed to refer to the Underlying Obligor and the reference to the Reference Entity in Section 4.7(b) shall continue to refer to the Reference Entity;

(7)	in the definition of “Grace Period” Sections 1.12(a)(ii) and (iii) of the Definitions shall not apply;

(8)	references in the Definitions to “the later of the Trade Date” shall be deemed to be references to the issue date of the Bonds;

(9)
references in the Definitions to the “Payment Requirement” shall be deemed to be to U.S.$1,000,000 or its equivalent in the relevant Obligation Currency (as defined in the Definitions) as of the occurrence of the relevant Failure to Pay;

(10)
references in the Definitions to the “Default Requirement” shall be deemed to be to U.S.$10,000,000 or its equivalent in the relevant Obligation Currency (as defined in the Definitions) as of the occurrence of the relevant Knock-out Event; and

(11)
notwithstanding anything to the contrary in Section 4.7 of the Definitions, the occurrence of, agreement to or announcement of any of the events described in Section 4.7(a)(i) to (v) of the Definitions shall not be a Restructuring unless the Obligation in respect of any such events is a Multiple Holder Obligation. “Multiple Holder Obligation” means an Obligation that (i) at the time of the event which constitutes a Restructuring Knock-out Event is held by more than three holders that are not Affiliates (as defined in the Definitions) of each other and (ii) with respect to which a percentage of holders (determined pursuant to the terms of the Obligation as in effect on the date of such event) at least equal to sixty-six-and-two-thirds is required to consent to the event which constitutes a Restructuring Knock-out Event provided that any Obligation that is a Bond (as defined in the definitions) shall be deemed to satisfy the requirement in Section 4.9(a)(ii).

As used in this Condition 6(i), the “Market Value” of an Ordinary Share on the Valuation Date shall mean the Current Market Price (as defined in these Conditions, but with the substitution of (1) references to fifteen consecutive dealing days for the references therein to periods of five consecutive dealing days and (2) references to the said fifteen day period for the references therein to the said five day period) of an Ordinary Share on the Valuation Date.

If the Issuer elects to exercise the Share Settlement Option with respect to Bonds, the following provisions shall apply:

(i)
In order to obtain issue or transfer and delivery of the relevant Redemption Settlement Shares, the relevant Bondholder must deliver to the specified office of any Paying and Conversion Agent at least 3 business days in the relevant place of delivery prior to the due date for redemption (the “Redemption Notice Cut-off Date”), a duly completed and signed share settlement notice (a “Share Settlement Notice”) in the form, for the time being current, obtainable from any Paying and Conversion Agent together in each case with the relevant Bonds. If such delivery is made after the end of normal business hours at the specified office of the relevant Paying and Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following such business day.

(ii)
Subject as provided herein, the relevant Redemption Settlement Shares will be issued or transferred and delivered in accordance with the instructions given in the Share Settlement Notice and the Cash Settlement Amount (if any) and, if the due date for redemption is not an Interest Payment Date, any accrued and unpaid interest will be paid in accordance with instructions contained in the relevant Share Settlement Notice, and, if the due date for redemption is an Interest Payment Date, any accrued and unpaid interest will be paid in accordance with Condition 7, in each case on the due date for redemption of such Bonds, provided the Share Settlement Notice and the relevant Bonds are delivered not later than the Redemption Notice Cut-off Date.

(iii)
If the Share Settlement Notice and relevant Bonds are not delivered to a Paying and Conversion Agent on or before the Redemption Notice Cut-off Date, then (1), if the due date for redemption of the Bonds is an Interest Payment Date, any accrued and unpaid interest will be paid in accordance with Condition 7 on the due date for redemption of such Bonds, (2) the relevant Redemption Settlement Shares will be issued and allocated or transferred and delivered on such due date for redemption to a person (the “Relevant Person”) selected by the Issuer and approved by the Trustee and on such condition as the Trustee may reasonably require in the interests of the relevant Bondholder and (3) the Cash Settlement Amount (if any) and, if the due date for redemption is not an Interest Payment Date, any accrued and unpaid interest will be paid to the Trustee or as the Trustee may direct on such due date for redemption. The Issuer shall procure that all of such Redemption Settlement Shares shall be sold by or on behalf of the Relevant Person as soon as practicable based on advice from a reputable financial institution, investment or commercial bank or broker selected by the Issuer and approved by the Trustee and (subject to any necessary consents being obtained and to the deduction by or on behalf of the Relevant Person of any amount payable in respect of its liability to taxation and the payment of any capital, stamp, issue or registration and transfer taxes and duties (if any) and any fees or costs reasonably incurred by or on behalf of the Relevant Person in connection with the allotment and sale thereof) the net proceeds of sale paid to the Trustee. The net proceeds of such sale shall be paid to the Trustee together with the Cash Settlement Amount (if any) and any interest in respect of the Bonds paid to the Trustee shall be held by or on behalf of the Trustee and distributed rateably to the holders of the relevant Bonds in accordance with Condition 8 (or in such other manner as the Trustee shall in its sole and absolute discretion determine and notify to the Bondholders in accordance with Condition 17 on or after such date as the Trustee may determine in its sole and absolute discretion and notify to the Bondholders in accordance with Condition 17). The amount of such net proceeds of sale, the Cash Settlement Amount (if any) and any interest paid as aforesaid payable to a holder pursuant to this sub-paragraph (iii) shall be treated for all purposes as the full amount due from the Issuer in respect of the relevant Bonds.

(iv)
The Cash Settlement Amount shall be payable in U.S. dollars unless the Issuer elects in the relevant Share Settlement Option Notice to make payment in pounds sterling, in which event the Issuer shall pay an amount equal to the Cash Settlement Amount (in U.S. dollars) multiplied by 1.007 and converted into pounds sterling at the Prevailing Rate on the second business day prior to the relevant redemption date and rounding the resultant figure (if necessary) to the nearest penny (with £0.005 being rounded upwards). Such calculation shall be made by the Issuer. If the Issuer so elects to pay in pounds sterling, the Issuer shall deliver to the Trustee on the date payment of the Cash Settlement Amount falls due a certificate signed by a director of the Issuer stating the amount in pounds sterling to be paid in respect of the Cash Settlement Amount and stating that such calculation complies with this Condition. If the Issuer does not make any such election as aforesaid, the Cash Settlement Amount shall be the relevant U.S. dollar amount.

(v)
The Trustee and any person acting on its behalf shall have no liability whatsoever to the Issuer, any Bondholders or any other person in respect of the exercise or non exercise of any discretion pursuant to sub-paragraph (iii) above or in respect of any sale of Redemption Settlement Shares whether for the timing of any such sale or the price at which any such Redemption Settlement Shares are sold or the inability to sell any such Redemption Settlement Shares.

(vi)
Without prejudice to any Share Settlement Option Notice Annulment, a Share Settlement Option Notice shall be irrevocable and any Share Settlement Notice shall be irrevocable. Failure properly to complete and deliver a Share Settlement Notice and deliver the relevant Bonds may result in such notice being treated as null and void and the Issuer shall be entitled to effect settlement in accordance with sub-paragraph (iii) above. Any determination as to whether such notice has been properly completed and delivered as provided in these Conditions shall be made by the Issuer in its sole and absolute discretion and shall be conclusive and binding on the relevant Bondholders.

(vii)
Ordinary Shares to be issued or transferred and delivered as contemplated by this Condition 6(i) shall be deemed to be issued and allotted or transferred and delivered as of the due date for redemption of the Bonds.

(viii)
A Bondholder or the Relevant Person must pay (in the case of the Relevant Person by means of deduction from the net proceeds of sale referred to in sub-paragraph (iii) above or from amounts otherwise available to the Relevant Person for the purpose) directly to the relevant authorities any capital, stamp, issue and registration and transfer taxes and duties arising on the relevant issue and delivery of Redemption Settlement Shares (other than any stamp duty reserve tax or capital, stamp, issue and registration and transfer taxes and duties payable in the United Kingdom, Luxembourg or Belgium in respect of the allotment and issue of any Redemption Settlement Shares pursuant to this Condition 6(i), which shall be paid by the Issuer except for any stamp duty or stamp duty reserve tax that arises (a) as a result of a Bondholder being within the categories of persons referred to in sub-paragraphs (i) and (ii) of paragraph (ix) below or (b) as a result of a Bondholder nominating that the Redemption Settlement Shares are issued or delivered to a different party (other than a nominee acting on behalf of the Bondholder) (which shall in each case be for the account of the Bondholder) and such Bondholder or the Relevant Person (as the case may be) must pay (in the case of the Relevant Person, by way of deduction from the net proceeds of sale as aforesaid or from amounts otherwise available to the Relevant Person for the purpose) all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such redemption.

(ix)
The Redemption Settlement Shares will not be available for issue (i) to, or to a nominee or agent for, Euroclear Bank S.A./N.V. or Clearstream Banking, société anonyme or any other person providing a clearance service within the meaning of Section 96 of the Finance Act 1986 of the United Kingdom or (ii) to a person, or nominee or agent for a person, whose business is or includes issuing depositary receipts within the meaning of Section 93 of the Finance Act 1986 of the United Kingdom, in each case at any time prior to the “abolition day” as defined in Section 111(1) of the Finance Act 1990 of the United Kingdom.

(x)
Redemption Settlement Shares will be delivered in uncertificated form through the dematerialised securities trading system operated by CRESTCo Limited, known as CREST, unless, at the time of issue, the Ordinary Shares are not a participating security in CREST. Where Redemption Settlement Shares are to be issued through CREST, they will be delivered to the account specified by the relevant Bondholder in the relevant Share Settlement Notice or, as appropriate, to the account specified by the Relevant Person. Where Redemption Settlement Shares are to be delivered in certificated form, a certificate in respect thereof will be dispatched by mail free of charge (but uninsured and at the risk of the recipient) to the relevant Bondholder or as it may direct in the relevant Share Settlement Notice, or, as appropriate, as the Relevant Person may direct.

(xi)
The Redemption Settlement Shares issued or transferred and delivered upon redemption of the Bonds will be fully paid and will in all respects rank pari passu with the fully paid Ordinary Shares in issue on the relevant redemption date of the relevant Bonds, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Redemption Settlement Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments the record date or other due date for the establishment of entitlement for which falls prior to the due date for redemption.

7	Payments

(a)	Principal

Payment of principal in respect of the Bonds and accrued interest payable on a redemption of the Bonds other than on an Interest Payment Date will be made against presentation and surrender (or in the case of partial payment only, endorsement) of the Bond, at the specified office of any Paying and Conversion Agent.

(b)	Interest and other Amounts

(i)
Payments of interest due on an Interest Payment Date will be made against presentation and surrender (or in the case of partial payment only, endorsement) of the relevant Coupons, at the specified office of any of the Paying and Conversion Agents outside the United States as provided herein. Payments will not be made by mail to an address in the United States or by transfer to or for an account maintained in the United States.

(ii)	Payments of all amounts other than as provided in Condition 7(a) and (b)(i) will be made as provided in these Conditions.

(c)	Coupons

Each Bond should be presented for payment together with all relative unmatured Coupons, failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, the proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 11) or, if later, five years after the date on which the Coupon would have become void pursuant to Condition 11, but not thereafter.

(d)	Payments

Payments will be made by U.S. dollar cheque or, at the option of the relevant Bondholder, by transfer to a U.S. dollar account maintained with a bank outside the United States or (if the Issuer elects to make payment in pounds sterling pursuant to Conditions 6(e), 6(i) or 9, as the case may be), by pounds sterling cheque drawn on a bank in London or, at the option of the relevant Bondholder, by transfer to a pounds sterling account maintained with a bank in London.

(e)	Payments subject to fiscal laws

All payments in respect of the Bonds are subject in all cases to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Bondholders in respect of such payments.

(f)	Presentation Date

A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

(g)	Paying and Conversion Agents, etc.

The initial Paying and Conversion Agents and their initial specified offices are listed below. The Issuer reserves the right under the Agency Agreement at any time, with the prior written approval of the Trustee, to vary or terminate the appointment of any Paying and Conversion Agent and appoint additional or other Paying and Conversion Agents, provided that it will (i) maintain a Principal Paying and Conversion Agent, (ii) maintain so long as the Bonds are listed on the London Stock Exchange’s EEA Regulated Market and the rules of the UK Listing Authority or the London Stock Exchange so require, a Paying and Conversion Agent having a specified office in London and (iii) maintain, to the extent possible, a Paying and Conversion Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other European Union Directive implementing the conclusions of the ECOFIN council meeting of 26-27 November 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive. Notice of any change in the Paying and Conversion Agents or their specified offices will promptly be given by the Issuer to the Bondholders in accordance with Condition 16.

(h)	U.S. Paying and Conversion Agents

Notwithstanding the foregoing, payments will be made at the specified office in the United States of any Paying and Conversion Agent and (if no such appointment is then in effect) the Issuer shall, subject to the prior written approval of the Trustee, appoint and maintain a Paying and Conversion Agent with a specified office in New York City at which payments will be made if: (i) the Issuer has appointed Paying and Conversion Agents with specified offices outside the United States with the reasonable expectation that the Paying and Conversion Agents would be able to make payment at the specified offices outside the United States of the full amount payable with respect to the Bonds in the manner provided above when due; (ii) payment of the full amount due in U.S. dollars at all specified offices of the Paying and Conversion Agents outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions and; (iii) the payment is then permitted under United States law.

(i)	Fractions

When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down to the nearest unit.

8	Taxation

All payments in respect of the Bonds and Coupons will be made without withholding of or deduction for taxation unless the withholding or deduction is required by law, in which case the relevant payment will be made subject to such withholding or deduction. The Issuer will not be required to pay any additional or further amounts in respect of such withholding or deduction.

9	Events of Default

If any of the following events (each an Event of Default) occurs and is continuing, the Trustee at its discretion may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution shall (subject in each case to it being indemnified and/or secured to its satisfaction), give notice to the Issuer at its registered office that the Bonds are, and they shall accordingly immediately become due and repayable at their principal amount together with accrued interest (if any) to the date of payment (the “Accelerated Amount”):

(a)
Non-Payment:  there is default for more than 30 days in the payment of any interest due in respect of the Bonds and there is a default for more than 14 days in the payment of any other amounts due in respect of the Bonds; or

(b)
Breach of Other Obligations:  there is default in the performance or observance by the Issuer of any other obligation or provision under the Trust Deed or the Bonds (other than any obligation for the payment of any sum due in respect of the Bonds) which default is incapable of remedy or, if capable of remedy, is not remedied within 60 days (or such longer period as the Trustee may permit) after notice of such default shall have been given to the Issuer by the Trustee; or

(c)
Cross-Acceleration:  if any other present or future indebtedness for money borrowed of the Issuer (or a Principal Subsidiary) becomes due and payable prior to its stated maturity by reason of any actual event of default (howsoever defined) provided that the aggregate amount of the indebtedness for money borrowed in respect of which one or more of the events mentioned above in this paragraph (c) have occurred equals or exceeds U.S.$50,000,000 and unless in the opinion of the Trustee the Issuer is contesting in good faith and by appropriate proceedings that such indebtedness was due and payable; or

(d)
Winding-up:  a resolution is passed, or a final order of a court in the United Kingdom is made and, where possible, not discharged or stayed within a period of 30 days, that the Issuer be wound up or dissolved; or

(e)
Enforcement Proceedings:  attachment is made of the whole or substantially the whole of the assets or undertakings of the Issuer or a Principal Subsidiary and such attachment is not released or cancelled within 30 days or an encumbrancer takes possession or an administrative or other receiver or similar officer is appointed of the whole or substantially the whole of the assets or undertaking of the Issuer or a Principal Subsidiary (unless in the opinion of the Trustee the Issuer is contesting in good faith and by appropriate proceedings the taking of any such possession or any such appointment) or an administration or similar order is made in relation to the Issuer or a Principal Subsidiary and such taking of possession, appointment or order is not released, discharged or cancelled within 30 days; or

(f)
Ceasing business:  if the Issuer or any Principal Subsidiary shall cease to carry on the whole or substantially the whole of its business, except (i) in each case for the purpose of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (A) on terms previously approved in writing by the Trustee (such approval not to be unreasonably withheld or delayed having regard to, and taking into account, the interests of Bondholders only) or by an Extraordinary Resolution of the Bondholders, or (B) in the case of a Principal Subsidiary not involving or arising out of the insolvency of such Principal Subsidiary and under which all or substantially all of its assets are transferred to another Subsidiary or Subsidiaries of the Issuer or to a transferee or transferees which immediately upon such transfer become(s), a Subsidiary or Subsidiaries of the Issuer, or (ii) as a

result of any disposal of assets by a Principal Subsidiary either (1) to any other Subsidiary of the Issuer or the Issuer, or (2) to any other person on arm’s length terms; or

(g)	Insolvency: the Issuer or a Principal Subsidiary is unable to pay its debts within the meaning of Section 123(1)(e) or Section 123(2) of the Insolvency Act 1986,

provided that in the case of paragraph (b) above and paragraphs (e), (f) and (g) insofar as they relate to a Principal Subsidiary, the Trustee shall have certified that in its opinion such event is materially prejudicial to the interests of the Bondholders.

The Accelerated Amount shall be payable in U.S. dollars unless the Issuer elects to make payment in pounds sterling, in which event the Issuer shall pay an amount equal to the Accelerated Amount (in U.S. dollars) multiplied by 1.007 and converted into pounds sterling at the Prevailing Rate on the second business day prior to the date on which the Issuer received notice from the Trustee that the Accelerated Amount had become due and payable and rounding the resultant figure (if necessary) to the nearest penny (with £0.005 being rounded upwards). Such calculation shall be made by the Issuer. If the Issuer so elects to pay in pounds sterling, the Issuer shall deliver to the Trustee on the date payment of the Accelerated Amount falls due a certificate signed by a director of the Issuer stating the amount in pounds sterling to be paid in respect of the Accelerated Amount and stating that such calculation complies with this Condition. If the Issuer does not make any such election as aforesaid, the Accelerated Amount shall be the relevant U.S. dollar amount.

10	Undertakings

Whilst any Conversion Right remains exercisable, the Issuer will, save with the approval of an Extraordinary Resolution or with the prior written approval of the Trustee where, in its opinion, it is not materially prejudicial to the interests of the Bondholders to give such approval:

(a)	other than in connection with a Newco Scheme, not issue or pay up any Securities, in either case by way of capitalisation of profits or reserves, other than:

(i)
by the issue of fully paid Ordinary Shares to Shareholders and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Ordinary Shares or other shares or securities on a capitalisation of profits or reserves; or

(ii)	by the issue of Ordinary Shares paid up in full (in accordance with applicable law) and issued wholly, ignoring fractional entitlements, in lieu of the whole or part of a cash dividend; or

(iii)
by the issue of fully paid equity share capital (other than Ordinary Shares) to the holders of equity share capital of the same class and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive equity share capital (other than Ordinary Shares); or

(iv)
by the issue of Ordinary Shares or any equity share capital to, or for the benefit of, any employee or former employee, director or executive holding or formerly holding executive office of the Issuer or any of its Subsidiaries or any associated company or to trustees or nominees to be held for the benefit of any such person, in any such case pursuant to an employee, director or executive share or option or incentive scheme whether for all employees, directors, or executives or any one or more of them, unless, in any such case, the same constitutes a Dividend or otherwise gives rise (or would, but for the provisions of Condition 5(f) relating to the carry forward of adjustments, give rise) to an adjustment to the Conversion Price; or

(b)
not modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of equity share capital carrying any rights which are more favourable than the rights attaching to the Ordinary Shares but so that nothing in this Condition 10(b) shall prevent:

(i)
the issue of equity share capital to employees or former employees or directors (including directors holding or formerly holding executive office or the personal service company of any such person) (or the spouse or relative of any such person) whether of the Issuer or any of its subsidiary or associated companies by virtue of their office or employment pursuant to an employee, director or executive share or option or incentive scheme; or

(ii)	any consolidation, reclassification or subdivision of the Ordinary Shares or any ADSs; or

(iii)	any modification of such rights which is not, in the opinion of a Financial Adviser (addressed to the Trustee), materially prejudicial to the interests of the holders of the Bonds; or

(iv)
any issue of equity share capital where the issue of such equity share capital results, or would, but for the provisions of Condition 5(f) relating to the carry forward of adjustments or the fact that the consideration per Ordinary Share receivable therefore is at least 95 per cent. of the Current Market Price per Ordinary Share, otherwise result, in an adjustment to the Conversion Price; or

(v)
without prejudice to any rule of law or legislation (including regulations made under Section 207 of the Companies Act 1989 of Great Britain or any other provision of that or any other legislation), the conversion of Ordinary Shares into, or the issue of any Ordinary Shares in, uncertificated form (or the conversion of Ordinary Shares in uncertificated form to certificated form) or the amendment of the Articles of Association of the Issuer to enable title to securities of the Issuer (including Ordinary Shares) to be evidenced and transferred without a written instrument or any other alteration to the Articles of Association of the Issuer made in connection with the matters described in this Condition 10(b) or which is supplemental or incidental to any of the foregoing (including any amendment made to enable or facilitate procedures relating to such matters and any amendment dealing with the rights and obligations of holders of securities, including Ordinary Shares, dealt with under such procedures); or

(vi)
any issue of equity share capital or modification of rights attaching to the Ordinary Shares, where prior thereto the Issuer shall have instructed a Financial Adviser to determine what (if any) adjustments should be made to the Conversion Price as being fair and reasonable to take account thereof and such Financial Adviser shall have determined either that no adjustment is required or that an adjustment resulting in a decrease in the Conversion Price is required and, if so, the new Conversion Price as a result thereof and the basis upon which such adjustment is to be made and, in any such case, the date on which the adjustment shall take effect (and so that the adjustment shall be made and shall take effect accordingly);

(c)
except as part of any employee, director or executive share or option or incentive scheme, procure that no Securities (whether issued by the Issuer or any Subsidiary of the Issuer or procured by the Issuer or any Subsidiary of the Issuer to be issued or issued by any other person pursuant to any arrangement with the Issuer or any Subsidiary of the Issuer) issued without rights to convert into, or exchange or subscribe for, Ordinary Shares shall subsequently be granted such rights exercisable at a consideration per Ordinary Share which is less than 95 per cent. of the Current Market Price per Ordinary Share at the close of business on the last dealing day preceding the date of the first public announcement of the proposed inclusion of such rights unless the same gives rise (or would, but for the provisions of Condition 5(f) relating to the carry forward of adjustments, give rise) to an adjustment to the Conversion Price and that at no time shall there be in issue Ordinary Shares of differing nominal values, save where such Ordinary Shares have the same economic rights;

(d)
not make any issue, grant or distribution or take any other action if the effect thereof would be that, on the exercise of Conversion Rights any Ordinary Shares could not, under any applicable law then in effect, be legally issued as fully paid;

(e)	not reduce its issued share capital, share premium account, or any uncalled liability in respect thereof, or any non-distributable reserves, except:

(i)	pursuant to the terms of issue of the relevant share capital; or

(ii)	by means of a purchase or redemption of share capital of the Issuer to the extent permitted by applicable law; or

(iii)	as permitted by Section 130(2) of the Companies Act; or

(iv)	where the reduction does not involve any distribution of assets; or

(v)	solely in relation to a change in the currency in which the nominal value of the Ordinary Shares is expressed; or

(vi)
a reduction of share premium account to facilitate the writing off of goodwill arising on consolidation which requires the confirmation of the High Court and which does not involve the return, either directly or indirectly, of an amount standing to the credit of the share premium account of the Issuer and in respect of which the Issuer shall have tendered to the High Court such undertaking as it may require prohibiting, so long as any of the Bonds remains outstanding, the distribution (except by way of capitalisation issue) of any reserve which may arise in the books of the Issuer as a result of such reduction; or

(vii)	to create distributable reserves; or

(viii)	pursuant to a Newco Scheme; or

(ix)	by way of transfer to reserves as permitted under applicable law; or

(x)
where the reduction is permitted by applicable law and the Trustee is advised by a Financial Adviser, acting as an expert, that the interests of the Bondholders will not be materially prejudiced by such reduction and the Trustee may rely on such advice without responsibility or liability to the Bondholders or any other person; or

(xi)
where the reduction is permitted by applicable law and results in (or would, but for the provisions of Condition 5(f) relating to the carry forward of adjustments, result in) an adjustment to the Conversion Price or is otherwise taken into account for the purposes of determining whether such an adjustment should be made, provided that, without prejudice to the other provisions of these Conditions, the Issuer may exercise such rights as it may from time to time enjoy pursuant to applicable law to purchase its Ordinary Shares and any depositary or other receipts or certificates representing Ordinary Shares without the consent of Bondholders;

(f)
if any offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) Shareholders other than the offeror and/or any associates of the offeror (as defined in Section 430E(4) of the Companies Act or any modification or re-enactment thereof)) to acquire the whole or any part of the issued Ordinary Shares, or if any person proposes a scheme with regard to such acquisition, give notice of such offer or scheme (other than a Newco Scheme) to the Bondholders at the same time as any notice thereof is sent to the Shareholders (or as soon as practicable thereafter) that details concerning such offer or scheme may be obtained from the specified offices of the Paying and Conversion Agents and, where such an offer or scheme has been recommended by the board of directors of the Issuer, or where such an offer has become or been declared unconditional in all respects, use all reasonable endeavours to procure that a like offer or scheme is extended to the holders of any Ordinary Shares issued during the period of the offer or scheme arising out of the exercise of the Conversion Rights by the Bondholders and to the holders of the Bonds (which like offer or scheme in respect of such Bondholders shall entitle such Bondholder to receive the same type and amount of consideration it would have received had it held the number of Ordinary Shares to which such Bondholder would be entitled assuming he were to exercise his Conversion Rights in the relevant Change of Control Period;

(g)
in the event of a Newco Scheme, the Issuer shall take (or shall procure that there is taken) all necessary action to ensure that (to the satisfaction of the Trustee) immediately after completion of the scheme of arrangement (i) such amendments are made to these

Conditions and the Trust Deed as are necessary, in the opinion of the Trustee, to ensure that the Bonds may be converted into or exchanged for ordinary shares in Newco mutatis mutandis in accordance with and subject to these Conditions and the Trust Deed; (ii) the ordinary shares of Newco are (A) admitted to the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange’s EEA Regulated Market; or (B) admitted to listing on another regulated, regularly operating, recognised stock exchange or securities market, and are listed, quoted or dealt in any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in; and are listed, quoted or dealt in any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in;

(h)
use its reasonable endeavours to ensure that the Ordinary Shares issued upon exercise of Conversion Rights will, as soon as is practicable, be admitted to listing and to trading on the London Stock Exchange and will be listed, quoted or dealt in, as soon as is practicable, on any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in;

(i)
at all times keep available for issue free from pre-emptive rights out of its authorised but unissued capital sufficient authorised but unissued Ordinary Shares to enable the exercise of Conversion Rights and all rights of subscription and exchange for Ordinary Shares, to be satisfied in full; and

(j)	not permit any amendments to the terms of the Exchangeable Ordinary Shares which are materially prejudicial to Bondholders.

As used in these Conditions, “ordinary share capital” has the meaning ascribed to it in Section 832 of the Income and Corporation Taxes Act 1988 and “equity share capital” has the meaning ascribed to it in Section 744 of the Companies Act.

The Issuer has undertaken in the Trust Deed, inter alia, to deliver to the Trustee annually a certificate of the Issuer, as to there not having occurred an Event of Default or Potential Event of Default since the date of the last such certificate or if such event has occurred as to the details of such event. The Trustee will be entitled to rely on such certificate and shall not be obliged to independently monitor compliance by the Issuer with the undertakings set forth in this Condition 10, nor be liable to any person for not so doing.

11	Prescription

Claims in respect of principal or any other amount payable upon presentation of the Bonds shall become void unless presentation for payment is made as required by Condition 7 within a period of 10 years in the case of principal and five years in the case of interest from the appropriate Relevant Date.

Claims for interest payable on an Interest Payment Date shall become void unless the relevant Coupon is presented as required by Condition 7 within a period of 5 years from the appropriate Relevant Date.

Claims in respect of any other amounts payable in respect of the Bonds shall become void unless made within 10 years following the due date for payment thereof.

12	Replacement of Bonds and Coupons

If any Bond or Coupon is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of any Paying and Conversion Agent subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

13	Meetings of Bondholders, Modification and Waiver, Substitution

(a)	Meetings of Bondholders

The Trust Deed contains provisions for convening meetings of Bondholders to consider matters affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed. Such a meeting may be convened by the Issuer or the Trustee and shall be convened by the Issuer if requested in writing by

Bondholders holding not less than 10 per cent. in principal amount of the Bonds for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution will be one or more persons holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned meeting one or more persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to modify the maturity of the Bonds or the dates on which interest is payable in respect of the Bonds, (ii) to reduce or cancel the principal amount, or interest on, the Bonds or to reduce the amount payable on redemption or conversion of the Bonds or modifying or cancelling the Conversion Rights, (iii) to increase the Conversion Price other than in accordance with these Conditions, (iv) to change the currency of any payment in respect of the Bonds, (v) to change the governing law of the Bonds, the Trust Deed or the Agency Agreement (other than in the case of a substitution of the Issuer (or any previous substitute or substitutes) under Condition 13(c)), (vi) to modify the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution, in which case the necessary quorum will be one or more persons holding or representing not less than two-thirds, or at any adjourned meeting not less than one-half, in principal amount of the Bonds for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on Bondholders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders.

The Trust Deed provides that a resolution in writing signed by or on behalf of the holders of not less than 90 per cent. of the aggregate principal amount of Bonds outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Bondholders duly convened and held.

(b)	Modification and Waiver

The Trustee may agree, without the consent of the Bondholders or the Couponholders, to (i) any modification of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds, the Coupons or these Conditions which in the Trustee’s opinion is of a formal, minor or technical nature or is made to correct a manifest error or to comply with mandatory provisions of law, and (ii) any other modification to the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds, the Coupons or these Conditions (except as mentioned in the Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds, the Coupons or these Conditions which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders and Couponholders. The Trustee may, without the consent of the Bondholders or Couponholders, determine any Event of Default or a Potential Event of Default (as defined in the Trust Deed) should not be treated as such, provided that in the opinion of the Trustee, the interests of Bondholders and the Couponholders will not be materially prejudiced thereby. Any such modification, authorisation or waiver shall be binding on the Bondholders and the Couponholders and, if the Trustee so requires, such modification shall be notified to the Bondholders promptly in accordance with Condition 16.

(c)	Substitution

The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer to the substitution in place of the Issuer (or any previous substitute or substitutes under this Condition) as the principal debtor under the Bonds, the Coupons and the Trust Deed of any Subsidiary of the Issuer subject to (a) the Bonds being unconditionally and irrevocably guaranteed by the Issuer, and (b) the Bonds continuing to be convertible or exchangeable into Ordinary Shares as provided in these Conditions mutatis mutandis as provided in these Conditions, with such amendments as the Trustee shall consider appropriate provided that in any such case, (x) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (y) certain other conditions set out in the Trust Deed being complied with. In the case of such a substitution the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders. Any such substitution shall be binding on the Bondholders and shall be notified promptly to the Bondholders.

(d)	Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the Bondholders as a class and, in particular but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers or discretions for individual Bondholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders. The Trustee may rely upon the contents of any opinion given to it pursuant to Condition 10(b)(iii) without responsibility or liability to the Bondholders or any other person.

14	Enforcement

The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons, but it shall not be bound to take any such proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless (i) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (ii) it shall have been indemnified and/or secured to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and the failure shall be continuing.

15	The Trustee

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including relieving it from taking proceedings unless indemnified and/or secured to its satisfaction. The Trustee is entitled to enter into business transactions with the Issuer and any entity related to the Issuer without accounting for any profit. The Trustee may rely without liability to Bondholders or Couponholders on a report, confirmation or certificate or any advice of any accountants, financial advisers or investment bank, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise. The Trustee shall be obliged to accept and be entitled to rely on any such report, confirmation or certificate or advice where the Issuer procures delivery of the same pursuant to its obligation to do so under a condition hereof or any provision of the Trust Deed and such report, confirmation or certificate or advice shall be binding on the Issuer, the Trustee and the Bondholders in the absence of manifest error.

16	Notices

All notices regarding the Bonds will be valid if published in one leading daily newspaper in the United Kingdom (which is expected to be the Financial Times) or, if this is not possible, in one other leading English language daily newspaper with general circulation in Europe. The Issuer shall also ensure that all notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Bonds are for the time being listed. Any such notice shall be deemed to have been given on the date of such publication or, if required to be published in more than one newspaper or in more than one manner, on the date of the first such publication in all the required newspapers or in each required manner. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.

17	Further Issues

The Issuer may from time to time without the consent of the Bondholders and the Couponholders create and issue further notes, bonds or debentures either having the same terms and conditions in all respects as the Bonds or in all respects except for the first payment of interest on them and so that such further issue shall be consolidated and form a single series with the Bonds or upon such terms as to interest, conversion, premium, redemption and otherwise as the Issuer may determine at the time of their issue. Any further notes, bonds or debentures forming a single series with the Bonds constituted by the Trust Deed or any deed supplemental to it shall, and any other notes, bonds or debentures may, with the consent of the Trustee, be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of notes, bonds or debentures of other series in certain circumstances where the Trustee so decides.

18	Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999.

19	Governing Law

The Trust Deed, the Agency Agreement, the Bonds and the Coupons are governed by, and shall be construed in accordance with, English law.

PRINCIPAL PAYING AND CONVERSION AGENT

The Bank of New York
40th Floor
One Canada Square
London E14 5AL
United Kingdom

Form of Coupon

On the front:

SHIRE PLC

U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014

Bond in the principal amount of U.S.$[●]

Coupon for U.S.$[●], being the amount due on 9 May and 9 November  2007/8/9/10/11/12/13/14

This Coupon is payable to bearer (subject to the Conditions endorsed on the Bond to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Bond) at the specified offices of the Paying and Conversion Agents set out on the reverse hereof (or any further or other Paying and Conversion Agents or specified offices duly appointed or nominated and notified to the Bondholders).

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

SHIRE PLC

By:

Authorised Signatory

Cp No.	Denomination	ISIN	Series	Certif. No.

XS0299687482
On the back:

PRINCIPAL PAYING AND CONVERSION AGENT

The Bank of New York
40th Floor
One Canada Square
London E14 5AL
United Kingdom

Schedule 2
Part 1
Form of Temporary Global Bond

ISIN: XS00290687482

Shire plc
(Incorporated in England and Wales
under the Companies Act 1985 with registered number 5492592)
U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 convertible into Ordinary Shares of Shire plc

Temporary Global Bond

This is to certify that the bearer is, subject to Condition 6(e) and Condition 6(i), entitled to the sum of

ONE THOUSAND ONE HUNDRED MILLION UNITED STATES DOLLARS (U.S.$1,100,000,000)

on 9 May 2014 (or such earlier date as such principal sum may become payable in accordance with the Trust Deed (as defined below) and with the terms and conditions (the “Conditions”) of the Bonds designated above (the “Bonds”) set out in Schedule 1 to the trust deed dated 9 May 2007 (the “Trust Deed”) between Shire plc (the “Issuer”) and BNY Corporate Trustee Services Limited as trustee) upon presentation and surrender of this Temporary Global Bond and to interest at the rate of 2.75 per cent. per annum on such principal sum paid semi-annually in arrear on 9 May and 9 November in each year in accordance with the methods of calculation provided for in the Conditions.

From the 40th day after the Closing Date (the “Exchange Date”) this Temporary Global Bond may be exchanged in whole or part (free of charge to the holder) by its presentation and, on exchange in full, surrender to or to the order of the Principal Paying and Conversion Agent for interests in a Permanent Global Bond (the “Global Bond”) in bearer form in an aggregate principal amount equal to the principal amount of this Temporary Global Bond submitted for exchange with respect to which there shall be presented to the Principal Paying and Conversion Agent a certificate dated no earlier than the Exchange Date from Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) substantially to the following effect:

“CERTIFICATE
Shire plc
U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 convertible into Ordinary Shares of Shire plc
Common Code 029968748 ISIN XS0299687482(the “Bonds”)
This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set out below (our“Member Organisations”) substantially to the effect set out in the temporary global Bond in respect of the Bonds, as of the date hereof, U.S.$1,100,000,000 principal amount of the Bonds (1) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (“United States persons”), (2) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) (“financial institutions”)) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (3) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7), and to the further effect that United States or foreign financial institutions described in clause (3) above (whether or not also described in clause (1) or (2)) have certified that they have not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of such temporary global Bond excepted in such certificates and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisation with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Yours faithfully

[EUROCLEAR BANK S.A./N.V.] or [CLEARSTREAM BANKING, SOCIÉTÉ ANONYME]

By:	Dated:

Any person appearing in the records of Euroclear or Clearstream, Luxembourg as entitled to an interest in this Temporary Global Bond may require the exchange of an appropriate part of this Temporary Global Bond for an equivalent interest in the Global Bond by delivering or causing to be delivered to Euroclear or Clearstream, Luxembourg a certificate dated not more than 15 days before the Exchange Date in substantially the following form (copies of which will be available at the office of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg):

“CERTIFICATE
Shire plc
U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 convertible into Ordinary Shares of Shire
Common Code 029968748 ISIN XS0299687482 (the “Bonds”)

To:	Euroclear Bank S.A./N.V. or Clearstream Banking, société anonyme

This is to certify that as of the date hereof, and except as set out below, the Bonds held by you for our account (1) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (“United States person(s)”), (2) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) (“financial institutions”)) purchasing for their own account or for resale, or (b) acquired the Bonds through foreign branches of United States financial institutions and who hold the Bonds through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (3) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Bonds is a United States or foreign financial institution described in clause (3) above (whether or not also described in clause (1) or (2)) this is to further certify that such financial institution has not acquired the Bonds for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia) and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to that date on which you intend to submit your certificate relating to the Bonds held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

This certificate excepts and does not relate to U.S.$[•] principal amount of such interest in the Bonds in respect of which we are not able to certify and as to which we understand exchange for an equivalent interest in the Global Bond (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceeding.

Dated:

By:

[Name of person giving certificate]
As, or as agent for the beneficial owner(s) of the above Bonds to which this certificate relates.”

Upon any exchange of a part of this Temporary Global Bond for an equivalent interest in the Global Bond, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Principal Paying and Conversion Agent in the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

The Global Bond will be exchangeable in accordance with its terms for definitive Bonds in bearer form with Coupons attached.

This Temporary Global Bond is subject to the Conditions and the Trust Deed and until the whole of this Temporary Global Bond shall have been exchanged for equivalent interests in the Global Bond its holder shall be entitled to the same benefits as if he were the holder of the Global Bond for interests in which it may be exchanged (or the relevant part of it as the case may be) except that (unless exchange of this Temporary Global Bond for the relevant interest in the Global Bond shall be improperly withheld or refused by or on behalf of the Issuer) no person shall be entitled to receive any payment on this Temporary Global Bond and any payment of interest will only be upon certification.

This Temporary Global Bond shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Principal Paying and Conversion Agent.

This Temporary Global Bond shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this Temporary Global Bond to be signed on its behalf.

Dated:  9 May 2007

SHIRE PLC

By:

Authorised Signatory

Certificate of Authentication

This Temporary Global Bond is authenticated by or on behalf of the Principal Paying and Conversion Agent.

THE BANK OF NEW YORK

as Principal Paying and Conversion Agent

By:

Authorised Signatory

For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Schedule of Exchanges for Interests in the Global Bond, etc

The following exchanges of an interest in this Temporary Global Bond for an interest in the Global Bond have been made:

Date of Exchange/Exercise of over-allotment option (stating which)	Amount of decrease/increase in principal amount of this Temporary Global Bond	Principal amount of this Temporary Global Bond following such decrease/increase	Notation made by or on behalf of the Principal Paying and Conversion Agent

Schedule 2
Part 2
Form of Global Bond

ISIN: XS0299687482

Shire plc
(Incorporated in England and Wales under the
Companies Act 1985 with registered number 5492592)
U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 convertible into Ordinary Shares of Shire plc

Global Bond

This is to certify that the bearer is, subject to Condition 6(e) and Condition 6(i), entitled to a principal sum not exceeding

ONE THOUSAND ONE HUNDRED MILLION UNITED STATES DOLLARS  (U.S.$1,100,000,000)

on 9 May 2014 (or such earlier date as such principal sum may become payable in accordance with the terms and conditions (the “Conditions”) of the Bonds designated above (the “Bonds”) set out in Schedule 1 to the Trust Deed dated 9 May 2007 (the “Trust Deed”) between Shire plc (the “Issuer”) and BNY Corporate Trustee Services Limited as trustee (the “Trustee”)) upon presentation and surrender of this Global Bond and to interest at the rate of 2.75 per cent. per annum on such principal sum paid semi-annually in arrear on 9 May and 9 November in each year in accordance with the methods of calculation provided for in the Conditions.

The aggregate principal amount from time to time of this Global Bond shall be that amount not exceeding U.S.$1,100,000,000 as shall be shown by the latest entry in the fourth column of Schedule A hereto, which shall be completed by or on behalf of the Principal Paying and Conversion Agent upon exchange of the whole or a part of the Temporary Global Bond initially representing the Bonds for a corresponding interest herein or upon the redemption or purchase and cancellation of Bonds represented hereby or exchanged for Definitive Bonds as described below.

This Global Bond is exchangeable in whole but not in part (free of charge to the holder) for the Definitive Bonds described below if this Global Bond is held on behalf of Euroclear or Clearstream, Luxembourg or the Alternative Clearing System (each as defined under “Notices” below) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so by such holder giving notice to the Trustee and the Principal Paying and Conversion Agent.

On or after the Exchange Date the holder of this Global Bond may surrender this Global Bond to or to the order of the Principal Paying and Conversion Agent. In exchange for this Global Bond, the Issuer shall deliver, or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated definitive Bonds (the “Definitive Bonds”) (having attached to them all Coupons in respect of interest which has not already been paid on this Global Bond), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in Schedule 1 to the Trust Deed. On exchange of this Global Bond, the Issuer will, if the holder so requests, procure that it is cancelled and returned to the holder together with any relevant Definitive Bonds.

“Exchange Date” means a day falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Principal Paying and Conversion Agent is located.

Except as otherwise described herein, this Global Bond is subject to the Conditions and the Trust Deed and, until it is exchanged for Definitive Bonds, its holder shall be entitled to the same benefits as if it were the holder of the Definitive Bonds for which it may be exchanged and as if such Definitive Bonds had been issued on the date of this Global Bond.

The Conditions shall be modified with respect to Bonds represented by this Global Bond by the following provisions:

Payments

Principal and interest in respect of this Global Bond shall be paid to its holder against presentation for endorsement and (if no further payment falls to be made on it) surrender of it to or to the order of the Principal Paying and Conversion Agent in respect of the Bonds (or to or to the order of such other Paying and Conversion Agent as shall have been notified to the Bondholders for this purpose) which shall endorse such payment or cause such payment to be endorsed in the appropriate Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made). References in the Conditions to Coupons and Couponholders shall be construed accordingly. No person shall however be entitled to receive any payment on this Global Bond falling due after the Exchange Date, unless exchange of this Global Bond for Definitive Bonds is improperly withheld or refused by or on behalf of the Issuer.

Notices

So long as this Global Bond is held on behalf of Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream, Luxembourg”) or such other clearing system as shall have been approved by the Trustee (the “Alternative Clearing System”), notices required to be given to Bondholders may be given by their being delivered to Euroclear and Clearstream, Luxembourg or, as the case may be, the Alternative Clearing System, for communication by it to entitled accountholders rather than by publication as required by the Conditions. Any such notice shall be deemed to have been given to the Bondholders on the day after the day on which such notice is delivered to that clearing system.

Prescription

Claims against the Issuer in respect of principal or any other amount (not including interest) payable on presentation of this Global Bond will become void unless it is presented for payment within a period of ten years from the appropriate Relevant Date (as defined in Condition 3).

Claims in respect of interest payable on an Interest Payment Date on this Global Bond will become void unless it is presented for payment within a period of five years from the appropriate Relevant Date.

Meetings

The holder hereof shall be treated at a meeting of Bondholders as having one vote in respect of each Bond for which this Global Bond may be exchanged.

Purchase and Cancellation

Cancellation of any Bond represented by this Global Bond which is required by the Conditions to be cancelled will be effected by reduction in the principal amount of this Global Bond on its presentation to or to the order of the Principal Paying and Conversion Agent for notation in Schedule A. Bonds may only be purchased by the Issuer or any of its Subsidiaries if (where they should be cancelled in accordance with the Conditions) they are purchased together with the right to receive interest therein.

Issuer’s Share Settlement Option

If the Issuer exercises the Share Settlement Option whilst the Bonds are represented by the Global Bond, Bondholders must deliver their Share Settlement Notice to the Paying and Conversion Agent.

Trustee’s Powers

In considering the interests of Bondholders in circumstances where this Global Bond is held on behalf of any one or more of Euroclear, Clearstream, Luxembourg and an Alternative Clearing System, the Trustee may, to the extent it considers it appropriate to do so in the circumstances, (a) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of this Global Bond and (b) consider such interests on the basis that such accountholders were the holder of this Global Bond.

Redemption at the option of Bondholders

The option of the Bondholders provided for in Condition 6(d) may be exercised by the holder of this Global Bond giving notice to the Principal Paying and Conversion Agent within the time limits relating to the deposit of Bonds with a Paying and Conversion Agent set out in that Condition substantially in the form of the Put Exercise Notice available from any Paying and Conversion Agent and stating the principal amount of Bonds in respect of which the option is exercised and at the same time presenting this Global Bond to the Principal Paying and Conversion Agent for notation accordingly in Schedule C hereto.

Conversion

For so long as this Global Bond is held on behalf of any one or more of Euroclear, Clearstream, Luxembourg or the Alternative Clearing System, Conversion Rights (as defined in the Conditions) may be exercised as against the Issuer at any time during the Conversion Period when Conversion Rights are expressed to be exercisable by the presentation to or to the order of the Principal Paying and Conversion Agent of this Global Bond for appropriate notation, together with one or more Conversion Notices duly completed by or on behalf of a holder of a book-entry interest.

This Global Bond shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Principal Paying and Conversion Agent.

This Global Bond is governed by and shall be construed in accordance with English law.

In witness whereof the Issuer has caused this Global Bond to be signed on its behalf.

Dated: 9 May 2007

SHIRE PLC

By:

Authorised Signatory

Certificate of Authentication

This Global Bond is authenticated by or on behalf of the Principal Paying and Conversion Agent.

THE BANK OF NEW YORK

as Principal Paying Agent

By:

Authorised Signatory

For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

Schedule A

Principal Amount of this Global Bond

The aggregate principal amount of this Global Bond is as shown by the latest entry made by or on behalf of the Principal Paying and Conversion Agent in the fourth column below. Increases in the principal amount of this Global Bond following exchanges of a part of the Temporary Global Bond for interests in this Global Bond, and reductions in the principal amount of this Global Bond following redemption of Bonds, conversion of Bonds, purchase and cancellation of Bonds or exchange of this Global Bond for Definitive Bonds, are entered in the second and third columns below.

Date	Reason for change in the principal amount of this Global Bond[1]	Amount of such change	Initial principal amount and principal amount of this Global Bond following such change	Notation made by or on behalf of the Principal Paying and Conversion Agent (other than in respect of the initial principal amount)

9 May 2007	Not applicable	Not applicable	U.S.$1,100,000,000	Not applicable

________________
[1]
State whether increase/reduction following (1) exchange of part of Temporary Global Bond, (2) redemption of Bonds, (3) conversion of Bonds for Ordinary Shares, (4) purchase and cancellation of Bonds or (5) exchange for Definitive Bonds.

Schedule B
Interest Payments in respect of this Global Bond

The following payments of interest in respect of this Global Bond and the Bonds represented by this Global Bond have been made:

Date made	Amount of interest due and payable	Amount of interest paid	Notation made by or on behalf of the Principal Paying and Conversion Agent

Schedule C
Exercise of Bondholders’ Option

The following exercises of the option of the Bondholders provided for in Condition 6(d) have been made in respect of the stated principal amount of this Global Bond:

Date of Exercise	Exercise pursuant to Condition 6(d)	Principal amount of this Global Bond in respect of which exercise is made	Date on which redemption of such principal amount is due	Notation made by or on behalf of the Principal Paying Agent

Schedule 3
Provisions for Meetings of Bondholders

Interpretation

1	In this Schedule:

1.1	references to a meeting are to a meeting of Bondholders and include, unless the context otherwise requires, any adjournment;

1.2	“agent” means a holder of a voting certificate or a proxy for a Bondholder;

1.3	“block voting instruction” means an instruction issued in accordance with paragraphs 8 to 14;

1.4
“Extraordinary Resolution” means (i) a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent. of the votes cast, or (ii) in the case of a resolution in writing, signed by or on behalf of the holders of at least 75 per cent. of the aggregate principal amount of Bonds then outstanding;

1.5	“voting certificate” means a certificate issued in accordance with paragraphs 5, 6, 7 and 14; and

1.6
references to persons representing a proportion of the Bonds are to Bondholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Bonds for the time being outstanding.

Powers of meetings

2	A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1
to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders and/or the Couponholders against the Issuer, whether or not those rights arise under this Trust Deed;

2.2	to sanction the exchange or substitution for the Bonds of, or the conversion of the Bonds into, shares, Bonds or other obligations or securities of the Issuer or any other entity;

2.3	to assent to any modification of this Trust Deed, the Bonds or the Coupons proposed by the Issuer or the Trustee;

2.4	to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution;

2.5	to give any authority, direction or sanction required to be given by Extraordinary Resolution;

2.6
to appoint any persons (whether Bondholders or not) as a committee or committees to represent the Bondholders’ interests and to confer on them any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

2.7	to approve a proposed new Trustee and to remove a Trustee;

2.8	to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under this Trust Deed; and

2.9	to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the Bonds or the Coupons provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of sub-paragraph 2.2 or 2.8, any of the other proposals listed in Condition 13(a), or any amendment to this proviso.

Convening a meeting

3
The Issuer or the Trustee may at any time convene a meeting. If it receives a written request by Bondholders holding at least 10 per cent. in principal amount of the Bonds for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Trustee shall convene a meeting. Every meeting shall be held at a time and place approved by the Trustee.

4
At least 21 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Bondholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Bondholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

Arrangements for voting

5
If a holder of a Bond wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with a Paying and Conversion Agent or to the order of a Paying and Conversion Agent with a bank or other depositary nominated by the Paying and Conversion Agent for the purpose. The Paying and Conversion Agent shall then issue a voting certificate in respect of it.

6	A voting certificate shall:

6.1	be a document in the English language;

6.2	be dated;

6.3	specify the meeting concerned and the serial numbers of the Bonds deposited; and

6.4	entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Bonds.

7	Once a Paying and Conversion Agent has issued a voting certificate for a meeting in respect of a Bond, it shall not release the Bond until either:

7.1	the meeting has been concluded; or

7.2	the voting certificate has been surrendered to the Paying and Conversion Agent.

8
If a holder of a Bond wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Bond for that purpose with a Paying and Conversion Agent or to the order of a Paying and Conversion Agent with a bank or other depositary nominated by the Paying and Conversion Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying and Conversion Agent how those votes are to be cast. The Paying and Conversion Agent shall issue a block voting instruction in respect of the votes attributable to all Bonds so deposited.

9	A block voting instruction shall:

9.1	be a document in the English language;

9.2	be dated;

9.3	specify the meeting concerned;

9.4	list the total number and serial numbers of the Bonds deposited, distinguishing with regard to each resolution between those voting for and those voting against it;

9.5	certify that such list is in accordance with Bonds deposited and directions received as provided in paragraphs 8, 11 and 14; and

9.6	appoint a named person (a “proxy”) to vote at that meeting in respect of those Bonds and in accordance with that list.

A proxy need not be a Bondholder.

10	Once a Paying and Conversion Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Bonds:

10.1	it shall not release the Bonds, except as provided in paragraph 11, until the meeting has been concluded; and

10.2	the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11
If the receipt for a Bond deposited with a Paying and Conversion Agent in accordance with paragraph 8 is surrendered to the Paying and Conversion Agent at least 48 hours before the time fixed for the meeting, the Paying and Conversion Agent shall release the Bond and exclude the votes attributable to it from the block voting instruction.

12
Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at such place as the Trustee shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Trustee requires, a notarially certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Trustee need not investigate or be concerned with the validity of the proxy’s appointment.

13
A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Bondholders’ instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying and Conversion Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

14	No Bond may be deposited with or to the order of a Paying and Conversion Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

Chairman

15
The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Bondholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.

16	The chairman may, but need not, be a Bondholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

17	The following may attend and speak at a meeting:

17.1	Bondholders and agents;

17.2	the chairman;

17.3	the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers; and

17.4	any other person with the prior written consent of the Trustee or the Issuer.

No-one else may attend or speak.

Quorum and Adjournment

18
No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Bondholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

19	One or more Bondholders or agents present in person shall be a quorum:

19.1	in the cases marked “No minimum proportion” in the table below, whatever the proportion of the Bonds which they represent; and

19.2	in any other case, only if they represent the proportion of the Bonds shown by the table below.

Column 1	Column 2	Column 3
Purpose of meeting	Any meeting except one referred to in column 3	Meeting previously adjourned through want of a quorum
	Required proportion	Required proportion
To pass a special quorum resolution	Two-thirds	One-half
To pass any other Extraordinary Resolution	A clear majority	No minimum proportion
Any other purpose	10 per cent.	No minimum proportion

20
The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 18.

21
At least 10 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

Voting

22
Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Trustee or one or more persons representing 2 per cent. of the Bonds.

23
Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

24
If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

25	A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

26
On a show of hands every person who is present in person and who produces a Bond or a voting certificate or is a proxy has one vote. On a poll every such person has one vote for each U.S.$1,000 in principal amount of Bonds so produced or represented by the voting certificate so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

27	In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

Effect and Publication of an Extraordinary Resolution

28
An Extraordinary Resolution shall be binding on all the Bondholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate the resolution.

Minutes

29
Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Trustee’s Power to Prescribe Regulations

30
Subject to all other provisions in this Trust Deed the Trustee may without the consent of the Bondholders prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of voting certificates or block voting instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so.

This Trust Deed is delivered on the date stated at the beginning.

SHIRE PLC

By:

ANGUS RUSSELL

Director

TATJANA MAY

Director/Company Secretary

EXECUTED AS A DEED BY BNY CORPORATE TRUSTEE SERVICES LIMITED

By:

AMAKA ONYEKWELU

PETER MALCOLM

in the presence of:

DANIEL GILES